As filed with the Securities and Exchange Commission on April 28, 2009.

                                                    1933 Act File No.2-81915
                                                    1940 Act File No.811-3668

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           SECURITIES ACT OF 1933             [x]
                       POST-EFFECTIVE AMENDMENT NO. 40        [x]
                             REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940       [x]
                              AMENDMENT NO. 42                [x]


                         The Wright Managed Income Trust
                    -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Two International Place, Boston, Massachusetts 02110
             ------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617--482-8260
                       -----------------------------------
                         (Registrant's Telephone Number)

                                Janet E. Sanders
              Two International Place, Boston, Massachusetts 02110
             -------------------------------------------------------
                     (Name and Address of Agent for Service)

   It is proposed that this filing will become effective pursuant to Rule 485 (check appropriate box):

 [ ] Immediately upon filing pursuant to paragraph (b)
 [ ] On (date) pursuant to paragraph (a)(1)
 [x] On May 1, 2009 pursuant to paragraph (b)
 [ ] 75 days afterfiling pursuant to paragraph (a)(2)
 [ ] 60 days after filing pursuant to paragraph (a)(1)
 [ ] On (date) pursuant to paragraph (a)(2)

 If appropriate, check the following box:

 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS


PROSPECTUS
MAY 1, 2009


THE WRIGHT MANAGED EQUITY TRUST
   o Wright Selected Blue Chip Equities Fund
   o Wright Major Blue Chip Equities Fund
   o Wright International Blue Chip Equities Fund


THE WRIGHT MANAGED INCOME TRUST
   o Wright Current Income Fund
   o Wright Total Return Bond Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
-------------------------------------------------------------------------------




OVERVIEW OF PRINCIPAL STRATEGIES AND INFORMATION ABOUT THE FUNDS............1
         Wright Selected Blue Chip Equities Fund............................2
         Wright Major Blue Chip Equities Fund...............................4
         Wright International Blue Chip Equities Fund.......................6
         Wright Current Income Fund.........................................8
         Wright Total Return Bond Fund.....................................10

INFORMATION ABOUT YOUR ACCOUNT.............................................12
         How the Funds Value Their Shares..................................12
         Purchasing Shares.................................................12
         Selling Shares....................................................13
         Exchanging Shares.................................................14
         Privacy Concerns..................................................14
         Market Timing and Excessive Trading Policy........................14

DIVIDENDS AND TAXES........................................................16
         Dividends and Distributions.......................................16
         Tax Consequences..................................................16

MANAGING THE FUNDS.........................................................17

FINANCIAL HIGHLIGHTS.......................................................19
         Wright Selected Blue Chip Equities Fund...........................19
         Wright Major Blue Chip Equities Fund..............................20
         Wright International Blue Chip Equities Fund......................21
         Wright Current Income Fund........................................22
         Wright Total Return Bond Fund.....................................23

--------------------------------------------------------------------------------

HOW TO USE THIS PROSPECTUS

     Reading this prospectus will help you decide if investing in the Wright funds is right for you. Please keep this prospectus for future reference. Included in this prospectus are descriptions telling you about each fund's:

OBJECTIVE...
         what the fund seeks to achieve.

PRINCIPAL INVESTMENT STRATEGIES...
         how the fund intends to achieve its investment objective and the strategies used by Wright Investors' Service, the fund's investment adviser.

PRINCIPAL RISKS...
         the risks associated with the fund's primary investments.

WHO MAY WANT TO INVEST...
         decide if the fund is a suitable investment for you.

PAST PERFORMANCE...
         the total return on your investment, including income from dividends and interest, and the increase or decrease in price over various time periods.

FEES AND EXPENSES...
         what overall costs you bear by investing in the fund.

OVERVIEW OF PRINCIPAL STRATEGIES AND INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------
This prospectus offers a variety of equity and fixed income mutual funds designed to meet various individual investment objectives. You can use them singularly or in any combination to meet your objectives.

-----SIDE BAR TEXT-----
                              Fundamental Analysis and
                              "Bottom-up" vs "Top-Down"
                                      Investing
     FUNDAMENTAL ANALYSIS is the analysis of company financial statements to forecast future price movements using past records of assets, earnings, sales, products, management and markets. It differs from technical analysis which relies on price and volume movements of stocks and does not concern itself with company financial statistics.

     BOTTOM-UP   INVESTING  is  the  analysis  of  company   information  before
considering the impact of industry and economic trends. It differs from the "top-down" approach which looks first at the economy, then the industry and last the company.

-----END SIDE BAR TEXT-----

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright" or the "Adviser").


More than 31,000 global companies (covering 60 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list.


The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth.

In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

Different quality criteria may apply for the different funds. For example, the companies in the Major Blue Chip Fund would require a higher Investment Acceptance rating than the companies in the Selected Blue Chip Fund.

----SIDE BAR TEXT----
                                  Blue Chip

Financial dictionaries define Blue Chip as a common stock of a company that has a long record of profit growth and dividend payment and a reputation for quality management, products and services. Wright further defines this to include securities issued by companies that meet its qualitative standards.


----END SIDE BAR TEXT----

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
-------------------------------------------------------------------------------
CUSIP:    8235F107            Ticker Symbol: WSBEX

OBJECTIVE...
The  fund  seeks  to  provide   long-term  total  return   consisting  of  price
appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES...
The fund invests at least 80% of its assets in a diversified portfolio of equity securities of well-established companies. The portfolio investments are selected primarily from companies on the Adviser's "investment grade" list of Approved companies. The funds portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the fund's investment. The Adviser seeks to outperform the Standard & Poor's 400 Index (S&P 400) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e. earnings growth, financial strength and profitability.

The fund's objective may be changed by the trustees without shareholder approval.

PRINCIPAL RISKS...
Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

    o MARKET RISK: when the prices of stocks fall, the value of the fund's investments may fall.
    o MANAGEMENT RISK: Wright's strategy may not produce the expected results, causing losses.

In addition to normal market and management risks, fund performance will be adversely affected if mid-cap stocks fall out of favor with the market and returns trail the overall stock market, or selected companies remain undervalued or experience an adverse event, such as an unfavorable earnings report.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

WHO MAY WANT TO INVEST...
You may be interested in the fund if you are seeking an actively managed common stock investment for total investment return and intend to make a long-term investment commitment.


PAST PERFORMANCE...
The information on the next page shows the performance of the fund for the ten-year period through December 31, 2008. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.


Performance is for the stated time periods only. Due to market volatility, the fund's current performance may be lower or higher than the quoted returns.

The bar chart on the following page illustrates the risk of investing in the fund by showing the volatility of the fund's performance for each calendar year for the past ten years.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31


  30%                                     30.06%
-------------------------------------------------------------------------------------------------------------------
  20%
-------------------------------------------------------------------------------------------------------------------
  10%          10.75%                              15.73%  11.09%           11.59%
-------------------------------------------------------------------------------------------------------------------
   0%   5.75%                                                      3.77%
-------------------------------------------------------------------------------------------------------------------
(10)%
-------------------------------------------------------------------------------------------------------------------
(20)%                   -10.15%  -16.98%
-------------------------------------------------------------------------------------------------------------------
(30%)
-------------------------------------------------------------------------------------------------------------------
(40%)                                                                                 -39.81%
-------------------------------------------------------------------------------------------------------------------
       1999     2000     2001      2002   2003     2004     2005     2006     2007     2008

Best Quarter:14.77%(4th quarter 2001) Worst Quarter:-24.81%(4th quarter 2004)



The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the S&P Mid-Cap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P Mid-Cap 400, unlike that of the fund, reflects no deductions for fees, expenses or taxes.

             AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008

                                                        1 Year         5 Years       10 Years
--------------------------------------------------------------------------------------------------------------------------------

              WSBC

                - Return before taxes                    -39.81%        -2.17%          0.18%
                - Return after taxes on distributions    -40.65%        -3.76%         -1.69%
                - Return after taxes on distributions
                    and sales of fund shares             -40.65%        -3.76%         -1.69%
              S&P Mid-Cap 400                            -36.23%        -0.08%          4.46%


----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT----

FEES AND EXPENSES...

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.




Annual Fund Operating Expenses
-------------------------------------------------------------------------------------------------
(deducted directly from fund        Management fee                                  0.60%
 assets)                            Distribution and service (12b-1) fees           0.25%
 As a shareholder in the fund       Other expenses                                  1.05%
 you do not pay any sales charges, --------------------------------------------------------------
 redemption or exchange fees.       Total Operating Expenses                        1.90%
                                   --------------------------------------------------------------
                                    Expense Reimbursement                          (0.49%)
                                    -------------------------------------------------------------
                                    NET OPERATING EXPENSES (1)(2)                   1.41%
--------------------------------------------------------------------------------------------------
(1)Under a written  agreement in effect through April 30, 2010,  Wright waives a portion of its advisory fee and/or  distribution  fees and assumes  operating expenses to the extent necessary to limit the net operating  expense ratio to
   1.40% after custodian fee reductions, if any.
(2)Wright may,  but is not  obligated  to,  waive fees and/or  assume  operating expenses to further lower the net operating expense ratio.  These fee waivers could be  terminated at any time.  During the fiscal year ended  December 31,
   2008,  the net operating  expense ratio was limited to 1.25% after  custodian fee reductions, if any.



Example

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.
Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:


                   1 Year            3 Years           5 Years         10 Years
-------------------------------------------------------------------------------
                    $144              $549              $981            $2,182

The example reflects the expense reimbursement for the one-year period and the first year of the three, five, and ten year periods.


-----SIDE BAR TEXT-------
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include mamagement fees,12b-1 fees, and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services and registration fees. registration fees.

-----END SIDE BAR TEXT-----

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
-------------------------------------------------------------------------------
CUSIP:  98235F305              Ticker Symbol:  WQCEX

OBJECTIVE...
The fund seeks total return, consisting of price appreciation plus income.

PRINCIPAL INVESTMENT STRATEGIES...
The fund invests at least 80% of its assets in a diversified portfolio of equity securities of well-established large capitalization companies. The Adviser currently defines large companies as those with market values of $5-$10 billion or more at the time of the fund's investment. The portfolio investments are chosen primarily from companies on the Adviser's "investment grade" list of Approved companies. The Adviser seeks to outperform the Standard & Poor's 500 Index (S&P 500) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e. earnings growth, financial strength and profitability.

The fund's objective may be changed by the trustees without shareholder approval.

PRINCIPAL RISKS...
Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

    o MARKET RISK: when the prices of stocks fall, the value of the fund's investments may fall.
    o MANAGEMENT RISK: Wright's strategy may not produce the expected results, causing losses.

In addition to normal market and management risk, fund performance will be adversely affected if large capitalization stocks fall out of favor with the market and their returns trail the overall stock market.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

WHO MAY WANT TO INVEST...
This fund may be suitable for investors seeking a common stock investment for total investment return or a core equity portfolio for those investing in several asset classes.


PAST PERFORMANCE...
The information on the next page shows the performance of the fund for the ten-year period through December 31, 2008. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.


Performance is for the stated time periods only. Due to market volatility, the fund's current performance may be lower or higher than the quoted returns.

The bar chart on the following page illustrates the risk of investing in the fund by showing the volatility of the fund's performance for each calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31


  30%
-------------------------------------------------------------------------------------------------------------------
  20%  23.95%                            23.20%
-------------------------------------------------------------------------------------------------------------------
  10%                                               12.36%             11.57%
-------------------------------------------------------------------------------------------------------------------
   0%                                                        6.20%                5.96%
-------------------------------------------------------------------------------------------------------------------
(10)%
-------------------------------------------------------------------------------------------------------------------
(20)%          -12.49% -16.87%  -24.50%
-------------------------------------------------------------------------------------------------------------------
(30%)
-------------------------------------------------------------------------------------------------------------------
(40%)                                                                                     -34.85%
-------------------------------------------------------------------------------------------------------------------
       1999     2000     2001     2002    2003      2004     2005       2006       2007     2008

Best quarter:12.62%(4th quarter 1999)   Worst quarter:-19.46%(4th quarter 2008)

The fund's annual return shown above does not reflect the impact of taxes. The table below shows before and after-tax performance. The fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the fund, reflects no deductions for fees, expenses or taxes.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008

                                             1 Year       5 Years      10 Years
-------------------------------------------------------------------------------

 WMBC

  - Return before taxes                       -34.85%      -1.67%       -2.58%
  - Return after taxes on distributions       -35.14%      -1.92%       -2.92%
  - Return after taxes on distributions
     and sales of fund shares                 -35.14%      -1.92%       -2.92%
    S&P 500                                   -37.00%      -2.19%       -1.38%

---SIDE BAR TEXT----
                              AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT----



FEES AND EXPENSES...

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.



ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in           Management fee                   0.60%
the fund, you do not          Distribution and
pay any sales charges,        service (12b-1) fees             0.25%
redemption or exchange        Other Expenses                   0.52%
fees.                        -------------------------------------------------
                              TOTAL OPERATING EXPENSES (1)(2)  1.37%


(1)Under a written agreement in effect through April 30, 2010, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 1.40% after custodian fee reductions, if any.
(2)Wright may, but is not obligated to, waive fees and/or assume operating expenses to further lower the net operating expense ratio. These fee waivers could be terminated at any time. During the fiscal year ended December 31, 2008, the net operating expense ratio was limited to 1.25% after custodian fee reductions, if any.

Example

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:


                  1 Year            3 Years           5 Years         10 Years
-------------------------------------------------------------------------------
                   $139              $434              $750           $1,646


-----SIDE BAR TEXT-----
                             UNDERSTANDING EXPENSES

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.
-----END SIDE BAR TEXT-----

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
-------------------------------------------------------------------------------
CUSIP:  98235F404            Ticker Symbol:  WIBCX

OBJECTIVE...
The fund seeks total return consisting of price appreciation plus income.

PRINCIPAL INVESTMENT STRATEGIES...
The fund invests at least 80% of its assets in a diversified portfolio of equity securities of well-established non-U.S. companies. The portfolio investments are chosen primarily from companies on the Adviser's "investment grade" list of Approved companies. Securities of these companies may be traded on the securities market of their own country, on other foreign exchanges or in the U.S. through American Depository Receipts (ADR's). ADR's represent interest in the underlying security. The Adviser seeks to outperform the MSCI Developed World ex U.S. Index by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors. The Adviser believes that the resulting diversified portfolio has better overall fundamental characteristics than the benchmark, i.e. earnings growth, financial strength and profitability.

The fund's objective may be changed by the trustees without shareholder approval.

PRINCIPAL RISKS...
Before you invest in any mutual fund, you should understand the risks involved. There are two basic risks prevalent in mutual funds investing in common stocks, such as the fund. They are:

    o MARKET RISK: when the prices of stocks fall, the value of the fund's investments may fall.
    o MANAGEMENT RISK: Wright's strategy may not produce the expected results, causing losses.

In addition to market and management risks, the fund is subject to additional risks in connection with investing in foreign securities. These include: currency risk (changes in foreign currency rates reducing the value of the fund's assets), seizure, expropriation or nationalization of a company's assets, less publicly available information, and the impact of political, social or diplomatic events. If an ADR is not sponsored by the issuer of the underlying security, there may be reduced access to information about the issuer.

The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

WHO MAY WANT TO INVEST...
The fund may be suitable for investors seeking a diversified portfolio of quality non-U.S. equities offering ownership in some of the leading companies throughout the world and who are not adverse to the risks associated with international investing. Also, because foreign stock prices may not move in concert with U.S. market prices, the fund may be a useful way for an investor to diversify equity investments.


PAST PERFORMANCE...
The information in the table on the next page shows the performance of the fund for the periods indicated through December 31, 2008. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.



Performance is for the stated time periods only. Due to market volatility, the fund's current performance may be lower or higher than the quoted returns.


The bar chart on the following page illustrates the risk of investing in the fund by showing the volatility of the fund's performance for each calendar year for the past ten years.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  30%  34.26%                              31.96%
----------------------------------------------------------------------------------------------------------
  20%                                             17.71%    21.13%    28.49%
----------------------------------------------------------------------------------------------------------
  10%
----------------------------------------------------------------------------------------------------------
   0%                                                                            5.50%
----------------------------------------------------------------------------------------------------------
(10)%         -17.58%            -14.51%
----------------------------------------------------------------------------------------------------------
(20)%                -24.18%
----------------------------------------------------------------------------------------------------------
(30)%
----------------------------------------------------------------------------------------------------------
(40%)
----------------------------------------------------------------------------------------------------------
(50%)                                                                                      -47.74%
----------------------------------------------------------------------------------------------------------
      1999     2000     2001      2002      2003     2004     2005     2006       2007      2008

Best quarter:30.24%(4th quarter 1999)  Worst quarter:-24.32%(4th quarter 2008)


The fund's annual return shown above does not reflect the impact of taxes. The table below shows before and after-tax performance. The fund's average annual return is compared with that of the MSCI Developed World ex U.S. Index. While the fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI Developed World ex U.S. Index, unlike that of the fund, reflects no deductions for fees, expenses, or taxes.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008
                                         1 Yr              5 Yrs         10 Yrs
-------------------------------------------------------------------------------

 WIBC

- Return before taxes                   -47.74%              0.20%       -0.45%
- Return after taxes on distributions   -48.83%             -0.78%       -1.26%
- Return after taxes on distributions
    and sales of fund shares            -48.93%             -0.78%       -1.26%
  MSCI Developed World ex U.S. Index    -43.56%              1.91%        1.18%

----SIDE BAR TEXT----
                            AFTER-TAX RETURN

After-tax performance is computed two ways: "Return after taxes on distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After -tax returns are shown only for Standard Shares and would be different for Institutional Shares.After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT----

FEES AND EXPENSES...

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES*
-------------------------------------------------------------------------------
(paid directly from   Maximum redemption fee
 your investment)   (% of redemption proceeds)   2.00%
------------------------------------------------------------------------------
* A redemtion fee applies if you redeem your shares within three months of purchase.
-------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in                 Management fee                  0.80%
the fund, you do not                Distribution and
pay any sales charges               service (12b-1) fees            0.25%
or exchange fees.                   Other Expenses                  0.49%
                        -----------------------------------------------------
                                    TOTAL OPERATING EXPENSES (1)(2) 1.54%
------------------------------------------------------------------------------
(1)Under a written agreement in effect through April 30, 2010, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 1.85% after custodian fee reductions, if any.
(2)Wright may, but is not obligated to, waive fees and/or assume operating expenses to further lower the net operating expense ratio. These fee waivers could be terminated at any time.


EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:


               1 Year            3 Years          5 Years          10 Years
------------------------------------------------------------------------------
                $157              $486             $839             $1,834

-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registraton fees.

-----END SIDE BAR TEXT-----

WRIGHT CURRENT INCOME FUND
--------------------------------------------------------------------------------
CUSIP:  982349607             Ticker Symbol:  WCIFX

OBJECTIVE...
The fund seeks a high level of current income consistent with moderate fluctuations of principal.

PRINCIPAL INVESTMENT STRATEGIES...
The fund invests at least 80% of its total assets primarily in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. The U.S. Government securities in which the fund may invest include direct obligations of the U.S. Government, such as bills, notes, and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities of GNMA or the Export-Import Bank;
obligations secured by the right to borrow from the U.S. Treasury; and obligations backed only by the credit of the government agency itself, such as securities of Federal Home Loan Bank, FNMA and FHLMC.

Corporate debt securities include commercial paper and other short-term instruments rated A-1 by Standard & Poor's Ratings Group or P-1 by Moody's Investors Service, Inc. and comparable unrated securities. The fund reinvests all principal payments. The fund seeks to outperform the Barclays GNMA Backed Bond Index.

The fund's objective may be changed by the trustees without shareholder approval.


PRINCIPAL RISKS...
The general risks of bond funds are credit and interest rate risks. Credit risk is minimal to the extent the fund concentrates in mortgage-related securities whose timely payment of interest and principal is guaranteed by the placecountry-regionU.S. government. However, this does not protect the fund against interest rate risk or guarantee the value of the fund's shares. In addition, to the extent that the fund concentrates in mortgage-related securities whose payment of interest and principal are not guaranteed by the U.S. government and are secured only by the right to borrow from the U.S. Treasury or backed by the credit of the agency itself, the maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the placecountry-regionU.S. government would provide financial support to any of these entities if it is not obligated to do so by law. Securities based on underlying loans are generally subject to prepayment and extension risks. These risks are defined to mean:


    o INTEREST RATE RISK: Bond prices fall when interest rates rise and vice versa. The longer the duration of a bond, the greater the potential change in price.

    o CREDIT OR DEFAULT RISK: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

    o PREPAYMENT RISK: When interest rates decline, the issuer of a security may exercise an option to prepay the principal. This forces the fund to reinvest in lower yielding securities.

    o EXTENSION RISK: When interest rates rise, the life of a mortgage-related security is extended beyond the expected prepayment time, reducing the value of the security.

Also, the fund's yield may decline during times of falling interest rates. The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

WHO MAY WANT TO INVEST...
You may want to invest in the fund if you are seeking a high level of income over a long period of time. The fund is designed for investors who want to receive the kind of income that mortgage-related securities provide, but do not want to bother with the receipt or reinvestment of principal payments.


PAST PERFORMANCE...
The information in the table on the next page shows the fund's performance for the ten-year period through December 31, 2008. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.


Performance is for the stated time periods only. Due to market volatility, the fund's current performance may be lower or higher than the quoted returns.

The bar chart illustrates the risk of investing in the fund by showing the volatility of the fund's performance for each calendar year for the past ten years.

YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31


  30%
---------------------------------------------------------------------------------------------------------------
  20%
---------------------------------------------------------------------------------------------------------------
  10%          10.31%
---------------------------------------------------------------------------------------------------------------
   0%  0.52%           7.18%    7.70%    1.73%    3.29%     1.76%    3.92%     5.77%    6.10%
---------------------------------------------------------------------------------------------------------------
(10)%
---------------------------------------------------------------------------------------------------------------
(20)%
---------------------------------------------------------------------------------------------------------------
      1999     2000     2001    2002     2003      2004      2005     2006     2007      2008

Best quarter:3.80%(3rd quarter 2001) Worst quarter:-1.21%(2nd quarter 1999)


The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Lehman GNMA Backed Bond Index. While the fund does not seek to match the returns of the Lehman GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Lehman GNMA Backed Bond Index, unlike the fund, reflects no deductions for fees, expenses or taxes.





AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008

                                                 1 Year     5 Years    10 Years
-------------------------------------------------------------------------------
 WCIF

  -  Return before taxes                          6.10%      4.16%      4.79%
  -  Return after taxes on distributions          4.34%      2.33%      2.75%
  -  Return after taxes on distributions
      and sales of fund shares                    4.20%      2.33%      2.75%
 Barclays GNMA Backed Bond Index                  7.87%      5.39%      5.94%
-------------------------------------------------------------------------------

----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax performance is computed two ways: "Return after taxes on distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are shown only for Standard shares and would be different for Institutional shares. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT

FEES AND EXPENSES...

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.




ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in           Management fee               0.45%
the fund, you do not          Distribution and
pay any sales charges,        service (12b-1) fees         0.25%
redemption or exchange        Other Expenses               0.54%
fees.                        --------------------------------------------------
                             Total Operating Expenses      1.24%
                             Expense Reimbursement        (0.23%)
                             --------------------------------------------------
                             NET OPERATING EXPENSES(1)(2)  1.01%

(1)Under a written agreement in effect through April 30, 2010, Wright assumes operating expenses to the extent necessary to limit the net operating expense ratio to 1.00% after custodian fee reductions, if any.
(2)Wright may, but is not obligated to, waive fees and/or assume operating expenses to further lower the net operating expense ratio. These fee waivers could be terminated at any time. During the fiscal year ended December 31, 2008, the net operating expense ratio was limited to 0.95% after custodian fee reductions, if any.

EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:


               1 Year            3 Years          5 Years          10 Years
------------------------------------------------------------------------------
                 $103              $371             $659             $1,480

-----SIDE BAR TEXT-----
                             Understanding Expenses

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports,custodian and pricing services,and registration fees.

-----END SIDE BAR TEXT-----

WRIGHT TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
CUSIP:  982349300           Ticker Symbol:  WTRBX

OBJECTIVE...
The fund seeks a superior rate of total return, consisting of a high level of income plus price appreciation.

PRINCIPAL INVESTMENT STRATEGIES...
The fund invests at least 80% of its total assets in U.S. government and investment grade (rated "BBB" or higher or of comparable quality if unrated) corporate debt securities. These securities meet the Wright Quality Rating Standards. Investment selections differ depending on the trend in interest rates. The fund looks for securities that in Wright's judgment will produce the best total return.
Wright allocates assets among different market sectors (such as U.S. Treasury securities, U.S. government agency securities and corporate bonds) with different maturities based on its view of the relative value of each sector or maturity.

There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or an individual security. As of December 31, 2008, the fund's average maturity was 5.5 years and its duration was 4.0 years. The fund seeks to outperform the Barclays U.S.Aggregate Bond Index. The fund's objective may be changed by the trustees without shareholder approval.


PRINCIPAL RISKS...
The general risks of bond funds are credit and interest rate risks. The fund's risk profile will vary, depending on the mix of assets


The fund reduces credit risk by investing in placecountry-regionU.S. government obligations and investment grade or higher corporate bonds. However, this does not protect the fund against interest rate risk. In addition, to the extent that the fund concentrates in mortgage-related securities whose payment of interest and principal are not guaranteed by the U.S. government and are secured only by the right to borrow from the U.S. Treasury or backed by the credit of the agency itself, the maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the placecountry-regionU.S. government would provide financial support to any of these entities if it is not obligated to do so by law. Interest rate risk is greater for long-term debt securities than for short-term debt securities. These risks are defined to mean:


    o INTEREST RATE RISK: Bond prices fall when interest rates rise and vice versa. The longer the duration of a bond, the greater the potential change in price.

    o CREDIT OR DEFAULT RISK: An issuer's credit rating may be downgraded or the issuer may be unable to pay principal and interest obligations.

    o PREPAYMENT RISK: When interest rates decline, the issuer of a security may exercise an option to prepay the principal. This forces the fund to reinvest in lower yielding securities. Corporate bonds may have a "call" feature which gives the issuer the right to redeem outstanding bonds before their scheduled maturity.

    o EXTENSION RISK: When interest rates rise, the life of a mortgage-related security is extended beyond the expected prepayment time, reducing the value of the security.

Also, the fund's yield may decline during times of falling interest rates. The fund cannot eliminate risk or assure achievement of its objective and you may lose money.

-----SIDE BAR TEXT-----
                             UNDERSTANDING DURATION

Duration measures how quickly the principal and interest of a bond is expected to be paid. It is also used to predict how much a bond's value will rise and fall in response to small changes in interest rates. Generally, the shorter a fund's duration is, the less its securities will decline in value when there is an increase in interest rates.

-----END SIDE BAR TEXT-----

WHO MAY WANT TO INVEST...
You may be interested in the fund if you seek a level of income consistent with total return by investing in intermediate and longer term debt and can accept price fluctuations.


PAST PERFORMANCE...
The information on the following page shows the fund's performance for the ten-year period through December 31, 2008. These returns include reinvestment of all dividends and capital gain distributions, and reflect fund expenses. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.


Performance is for the stated time periods only. Due to market volatility, the fund's current performance may be lower or higher than the quoted returns.

The bar chart illustrates the risk of investing in the fund by showing the volatility of the fund's performance for each calendar year for the past ten years.


YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31

  30%
----------------------------------------------------------------------------------------------------------
  20%
----------------------------------------------------------------------------------------------------------
  10%          10.62%
----------------------------------------------------------------------------------------------------------
   0%                  4.96%    9.03%    3.25%    3.52%  1.54%     3.34%     5.64%  1.69%
----------------------------------------------------------------------------------------------------------
(10)% -3.91%
----------------------------------------------------------------------------------------------------------
(20)%
----------------------------------------------------------------------------------------------------------
      1999     2000     2001    2002      2003    2004    2005      2006     2007    2008

Best quarter:4.94%(3rd quarter 2002) Worst quarter:-2.48%(2nd quarter 2004)


The fund's annual return shown above does not reflect the impact of taxes. The table below shows before- and after-tax performance. The fund's average annual return is compared with that of the Barclays U.S. Aggregate Bond Index, an unmanaged index that is a broad representation of the investment-grade fixed income market in the U.S.The Barclays U.S.Aggregate Bond Index, unlike the fund, reflects no deductions for fees, expenses, or taxes.



AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008

                                             1 Year     5 Years     10 Years
-------------------------------------------------------------------------------
  WTRB
   - Return before taxes                      1.69%      3.14%       3.90%
   - Return after taxes on distributions     -0.05%      1.52%       2.05%
   - Return after taxes on distributions
       and sales of fund shares              -0.05%     -1.24%       0.88%
 Barclays Aggregate Bond Index                5.24%      4.65%       5.63%

----SIDE BAR TEXT----
                                AFTER-TAX RETURN

After-tax   performance  is  computed   two  ways:   "Return   after  taxes  on
distributions" assumes the payment of federal taxes on fund distributions before their reinvestment and "Return after taxes on distributions and sales of fund shares" reflects the additional taxable impact of the realized gain or loss if any, from the sale of fund shares at the end of the holding period. After-tax returns are calculated using the highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----END SIDE BAR TEXT-----

FEES AND EXPENSES...

The table describes the fees and expenses you may pay if you buy and hold shares of the fund.


ANNUAL FUND OPERATING EXPENSES                           Standard Shares
-----------------------------------------------------------------------------
(deductly directly from fund assets)

As a shareholder in            Management fee               0.45%
the fund, you do not           Distribution and
pay any sales charges,         service (12b-1) fees         0.25%
redemption or exchange         Other Expenses               0.82%
fees.                        -------------------------------------------------
                               Total Operating Expenses     1.52%
                               Expense Reimbursement       (0.56%)
                             -------------------------------------------------
                               NET OPERATING EXPENSES(1)(2) 0.96%

(1)Under a written agreement in effect through April 30, 2010, Wright waives a portion of its advisory fee and/or distribution fees and assumes operating expenses to the extent necessary to limit the net operating expense ratio to 0.95% after custodian fee reductions, if any.
(2)Wright may, but is not obligated to, waive fees and/or assume operating expenses to further lower the net operating expense ratio. These fee waivers could be terminated at any time. During the fiscal year ended December 31, 2008, the net operating expense ratio was limited to 0.70% after custodian fee reductions, if any.

EXAMPLE

The following example allows you to compare the cost of investing in the fund to the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses: $10,000 initial investment, 5% total return for each year, fund operating expenses remain the same for each period and redemption after the end of each period.

Your actual costs may be higher or lower, so use this example for comparison only. Based on these assumptions your costs at the end of each period would be:


               1 Year            3 Years          5 Years          10 Years
------------------------------------------------------------------------------
                 $98              $425            $776             $1,765


-----SIDE BAR TEXT-----
                             UNDERSTANDING EXPENSES

Annual fund operating expenses are paid by the fund. As a result, you pay for them indirectly because they reduce the fund's return. Fund expenses include management fees,12b-1 fees and administrative costs, such as shareholder recordkeeping and reports, custodian and pricing services, and registration fees.

-----END SIDE BAR TEXT-----

INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------
HOW THE FUNDS VALUE THEIR SHARES

The price at which you buy, sell or exchange fund shares is the net asset value per share or NAV.

The NAV for each fund is calculated at the close of regular trading (normally 4:00 p.m. New York time) on the New York Stock Exchange (Exchange) each day the Exchange is open. It is not calculated on days the Exchange is closed. The price for a purchase, redemption or exchange of fund shares is the next NAV calculated after your order is received.

The funds generally value their portfolio securities at the last current sales price on the market where the security is normally traded or the official closing price in the case of Nasdaq securities. When closing market prices or market quotations are not available or are considered by Wright to be unreliable for a security, the fund values the security at its fair value. All methods of determining the value of a security used by the fund on a basis other than market value are forms of fair value. All fair valuations of securities are made pursuant to procedures adopted by the board of trustees and administered by a fair value pricing committee that oversees the fair valuation of investments. The use of fair value pricing by a fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the funds rely upon securities prices provided by pricing services.


The funds use the fair value of a security, including a non-U.S. security, when Wright determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Wright International Blue Chip Equities Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by Wright International Blue Chip Equities Fund could change on a day you cannot buy or sell shares of the fund.


The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollars at the most recent market rates quoted by one or more major banks shortly before the close of the Exchange.

When  purchasing or redeeming fund shares,  your order must be communicated to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. An investment dealer has a responsibility to transmit orders promptly. Each fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

-----SIDE BAR TEXT-----
                                 Determining NAV

     Share price is determined by adding the value of a fund's cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding.

-----END SIDE BAR TEXT-----

PURCHASING SHARES

PURCHASING SHARES FOR CASH

Shares of each fund may be purchased without a sales charge at NAV. The minimum initial investment is $1,000. There are no minimums for subsequent investments


WAIVER OF THE MINIMUM INITIAL INVESTMENT: The minimums may be waived for investments by bank trust departments, 401(k) tax-sheltered retirement plans and automatic investment program accounts. Authorized dealers, including investment dealers, banks or other institutions, may impose investment minimums higher than those imposed by the funds. They may also charge for their services. There are no transaction charges if you purchase your shares directly from the funds.



-----SIDE BAR TEXT-----
                                Paying for Shares

You may pay for shares by wire, check or Federal Reserve draft payable in U.S. dollars and drawn on U.S banks. Third party checks will not be accepted. A charge is imposed on any returned checks.

-----END SIDE BAR TEXT-----

Procedures for Opening New Accounts: To help the government fight the funding of terrorism and money laundering activities, federal law requires the fund to obtain, verify and record information that identifies each person who opens a fund account. When you open an account, you will be asked for your name, address, date of birth and other identifying information. You also may be asked to produce a copy of your driver's license and other identifying documents. If a person fails to provide the information requested, any application by that person to open a new account will be rejected. Moreover, if unable to verify the identity of a person based on information provided by that person, additional steps may be taken including, but not limited to, requesting additional information from the person, closing the person's account or reporting the matter to the appropriate federal authorities. If your account is closed for this reason, your shares may be automatically redeemed. If the fund's net asset value has decreased since your purchase, you will lose money as a result of this redemption.

The funds have the right to reject any purchase order, or limit or suspend the offering of their shares.

 BUYING FUND SHARES
    o If you are buying shares directly from the funds, please refer to your Shareholder Manual for additional instructions on how to buy fund shares.

    o If you buy shares through bank trust departments or other fiduciary institutions, please consult your trust or investment officer.

    o If you buy shares through a broker, please consult your broker for purchase instructions.

    o If you buy shares through an account with a registered investment adviser or financial planner, please consult your investment adviser or planner.

    o If you buy shares of the funds through a retirement plan, please consult your plan documents or speak with your plan administrator.

PURCHASING SHARES THROUGH EXCHANGE OF SECURITIES

You may buy shares by delivering to the funds' custodian securities that meet that fund's investment objective and policies, have easily determined market prices and are otherwise acceptable. Exchanged securities must have a minimum aggregate value of $5,000. Securities are valued as of the date they are received by the funds. If you want to exchange securities for fund shares you should furnish a list with a full description of these securities. See the Shareholder Manual for detailed instructions.

DISTRIBUTION AND SERVICE PLANS

The funds have adopted a 12b-1 plan permitting them to pay a fee to finance the distribution of their shares. Wright Investors' Service Distributors, Inc. (WISDI), the principal underwriter and distributor of the funds' shares, receives a distribution fee of 0.25% of the average daily net assets of each fund's average daily net assets. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges over time.

-----SIDE BAR TEXT-----
                                Service Plans

Each fund has adopted a service plan. This plan allows each fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to shareholders of the funds. The combined annual service and 12b-1 plan fee may not exceed 0.25% of the average daily net assets of each class of shares.

-----END SIDE BAR TEXT-----

SELLING SHARES

You may redeem or sell shares of the funds on any business day. NO REDEMPTION REQUEST WILL BE PAID UNTIL YOUR SHARES HAVE BEEN PAID FOR IN FULL. IF THE SHARES TO BE REDEEMED WERE PURCHASED BY CHECK, THE REDEMPTION PAYMENT WILL BE DELAYED UNTIL THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE. Telephone, mail and internet redemption procedures are described in the Shareholder Manual.

-----SIDE BAR TEXT-----
                           Redemption Proviso

In times of drastic economic or market conditions, you may have difficulty selling shares by telephone or the internet. These redemption options may be modified or terminated without notice to shareholders.

-----END SIDE BAR TEXT-----

Redemption requests received by the funds or their authorized agents in "proper form" before 4:00 p.m. New York time will be processed at that day's NAV. "Proper form" means that the fund has received your request, all shares are paid for, and all documentation along with any required signature guarantee, are included. The funds normally pay redemption proceeds by check on the next business day to the address of record. Payment will be by wire if you specified this option on your account application.

If you redeem shares of Wright International Blue Chip Equities Fund within three months after purchase, you will pay a redemption fee of 2.00%. These redemption fees may be waived on shares purchased for Wright's investment advisory clients and 401(k) or similar plans. The redemptions are taxable for shareholders that are subject to tax.

For more information about selling your shares, please refer to your Shareholder Manual or consult your trust officer, adviser or plan administrator.

 REDEMPTIONS IN-KIND

  Although the funds expect to pay redemptions in cash, they reserve the right to redeem shares in-kind by giving shareholders readily marketable portfolio securities instead of cash. This is done to protect the interests of remaining shareholders. If this occurs, you will incur transaction costs and may incur additional tax liability if you sell the securities.

INVOLUNTARY REDEMPTION

  If your account falls below $500, a fund may involuntarily redeem your shares. You will receive notice 60 days before this happens. Your account will not be redeemed if the balance is below the minimum due to investment losses.

EXCHANGING SHARES

Shares of the funds may be exchanged for shares of any other fund described in this prospectus. The exchange of shares results in the sale of one fund's shares and the purchase of another, normally resulting in a gain or loss, and is therefore a taxable event for you.

You are limited to four "round-trip" exchanges each year. A round-trip exchange is an exchange of one fund into another Wright fund, and then back into the original fund. You will receive notice 60 days before the fund materially amends or terminates the exchange privilege.

For more information on exchanging shares please see the Shareholder Manual or consult your adviser.

PRIVACY CONCERNS

We respect and protect your privacy. We collect nonpublic personal information about you from the information we receive from you on the application or other forms and information about your transactions with us, our affiliates, or others. We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. However, we may disclose your name and address to affiliated companies who perform marketing services on our behalf. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

MARKET TIMING AND EXCESSIVE TRADING POLICY

The funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect the price to fall. By realizing profits from short-term trading, shareholders who engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as brokerage costs, increased administrative costs, or realization of taxable gains without attaining any investment advantage). In addition, if a fund invests a portion of its assets in foreign securities, it may be susceptible to a time-zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.

To discourage such activity, the funds and their agents reserve the right to refuse any purchase or exchange request, including those from any person or group who, in the funds' view is likely to engage in excessive trading. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, trading in a fund's shares may be considered excessive for a variety of reasons, such as if a shareholder:

    o sells shares within a short period of time after the shares were purchased;
    o makes two or more purchases and redemptions within a short period of time;
    o enters into a series of transactions that is indicative of a timing pattern or strategy; or
    o is reasonably believed to have engaged in such practices in connection with other mutual funds.

In addition, the funds have adopted and implemented various policies and procedures aimed to discourage short-term trading and excessive exchange activity in the funds. The policies and procedures include:

TRADE ACTIVITY MONITORING The principal underwriter and the transfer agent have implemented programs, which have been approved by the funds' Trustees, designed to identify market timers based on their trading activity and to block their accounts from further purchases.

EXCHANGE LIMITATIONS. As discussed above under "Exchanging Shares", the funds have implemented policies that limit the number of exchanges of fund shares to four "round trip" exchanges each year. This is intended to limit the ability of shareholders to engage in excessive exchange activity in the funds.

FAIR VALUE PRICING. As discussed above under "How the Funds Value their Shares," the funds use fair value pricing to, among other things, reflect changes in value of a security if Wright determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of short-term trading and excessive exchange activities.

SHORT-TERM REDEMPTION FEE. The Wright International Blue Chip Equities Fund charges shareholders a 2% redemption fee if they redeem their shares of the fund within three months of purchase. This is intended to limit the ability of shareholders to attempt to engage in excessive trading activity in The Wright International Blue Chip Equities Fund.

In determining whether to accept or reject a purchase or exchange request, the funds consider the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the funds and their shareholders.

The fund and its principal underwriter cannot ensure that they will be able to identify all cases of market timing and excessive trading, although they believe they have adequate procedures in place to attempt to do so. For example, the ability of a fund to monitor trades or exchanges by, and or to assess a redemption fee on, the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and accounts attributable to other financial intermediaries is severely limited in those instances in which the broker, retirement plan administrator or other financial intermediary maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Inability to curtail market timing could result in additional transactional expenses and/or the fund maintaining a higher level of cash to fund share activity. The fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. The funds also reserve the right to suspend redemptions or postpone payment dates as permitted by law. No Wright managed fund has any arrangement to accommodate market timing.

DIVIDENDS AND TAXES
-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Unless you tell us that you want to receive your distributions in cash, they are reinvested automatically in fund shares. The funds generally make two different kinds of distributions:

    o CAPITAL GAINS FROM THE SALE OF PORTFOLIO SECURITIES HELD BY A FUND. Each fund will distribute any net realized capital gains annually, normally in December. Capital gains are the main source of distributions paid by the equity funds.

    o NET INVESTMENT INCOME FROM INTEREST OR DIVIDENDS RECEIVED ON SECURITIES HELD BY A FUND. Net investment income is the primary source of dividends paid by the bond funds.

   The funds will distribute their net investment income as follows:

                                                       Distributions of
      Fund                                        Net Investment Income
-------------------------------------------------------------------------------
     Wright Selected Blue Chip Equities Fun               Annually
     Wright Major Blue Chip Equities Fund                 Annually
     Wright International Blue Chip Equities Fund         Annually
-------------------------------------------------------------------------------
     Wright Current Income Fund                 Declared Daily - Paid Monthly
     Wright Total Return Bond Fund              Declared Daily - Paid Monthly



-----SIDE BAR TEXT-----
                                TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account you may want to avoid:

 o Investing in a fund near the end of its fiscal year. If the fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.

 o Selling shares at a loss for tax purposes and then making an identical investment within 30 days before or after the sale. This results in a "wash sale" and you will not be allowed to claim the tax loss on the sold shares.

-----END SIDE BAR TEXT-----

TAX CONSEQUENCES

Selling or exchanging mutual fund shares generally is a taxable event and may result in a capital gain or loss. Distributions, whether received in cash or additional fund shares, are subject to federal income tax.

   DISTRIBUTION                  U.S. FEDERAL INCOME TAX STATUS
-----------------------------------------------------------------------------
   Income dividends            Ordinary income or "qualified dividend income"(1)
   Short-term capital gains    Ordinary income
   Long-term capital gains     Long-term capital gains
------------------------------------------------------------------------------
   (1) Income dividends designated by a fund as "qualified dividend income" are taxable to an individual shareholder at a maximum 15%
       U.S. federal income tax rate, provided that certain conditions, including holding period requirements, are met by the fund and the shareholder.


Distributions of income dividends (other than qualified dividend income, which is described below) and net realized short-term capital gains are taxable as ordinary income. Distributions of qualified dividend income and long-term capital gains are taxable as long-term capital gains. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.

For taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as "qualified dividend income" is taxed in the hands of individual shareholders at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends
from  foreign   corporations  that  meet  certain  specified  criteria.

Wright International Blue Chip Equities Fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments.

You must provide your social security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If such information is not provided by a shareholder and/or if it is otherwise legally required, a Fund will withhold 28% "backup withholding" tax from such shareholder's dividends and distributions, sale proceeds and any other payments to such shareholder.


The foregoing is a general discussion of U.S. federal income tax consequences. Because everyone's tax situation is unique, your investment in the Funds could have additional tax consequences. Please consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation under U.S. federal, state, local, foreign or other applicable tax laws. You may also consult the Funds' Statement of Additional Information for a more detailed discussion of U.S. Federal income tax considerations that may affect the Funds and their shareholders.

MANAGING THE FUNDS
-------------------------------------------------------------------------------


Wright Investors' Service, Inc. is a leading independent international investment management and advisory firm with 48 years experience. Wright manages approximately $2 billion of assets in portfolios of all sizes and styles as well as a family of mutual funds. Wright developed Worldscope(R), one of the world's largest and most complete databases of financial information, which currently includes more than 31,000 companies in more than 58 nations.

Wright manages the investments of the funds. Wright is located at 440 Wheelers Farms Road, Milford, CT 06461. Wright receives a monthly advisory fee for its services. The table below lists the effective annual advisory fee rates paid for the fiscal year ended December 31, 2008:



                                                      Fee Paid
     Fund                                   (as a % of average daily net assets)
-------------------------------------------------------------------------------
    Wright Selected Blue Chip Equities Fund                0.60%
    Wright Major Blue Chip Equities Fund                   0.60%
    Wright International Blue Chip Equities Fund           0.79%
    Wright Current Income Fund                             0.45%
    Wright Total Return Bond Fund                          0.45%
-------------------------------------------------------------------------------

The Fund's most recent shareholder report provides information regarding the basis for the Trustee's approval of the Funds' investment advisory agreements. The most recent shareholder report is the annual report for the period ended December 31, 2008.


INVESTMENT COMMITTEE

An investment committee of senior officers controls the investment selections, policies and procedures of the funds and the portfolios. These officers are experienced analysts with different areas of expertise, and have over 209 years of combined service with Wright. The investment committee consists of the following members:



    Committee Member                 Title                                  Joined Wright in
----------------------------------------------------------------------------------------------------
   Peter M. Donovan, CFA       Chairman and Chief Executive Officer                 1966
                               Chairman of the Investment Committee
   Judith R. Corchard          Executive Vice President                             1960
   Michael F. Flament, CFA     Senior Vice President - Investment
                                            and Economic Analysis                   1972
   James P. Fields, CFA        Senior Vice President - Fixed Income Investments     1982
   Amit S. Khandwala           Executive Vice President - Head of International
                                            and Domestic Equities                   1986
   Michael Loura               Vice President - U.S. Equity Management              2006
   Anuradha Prabhu             Vice president - Investment Research                 2003
   Charles T. Simko, Jr., CFA  Senior Vice President - Investment Research          1985
   Anthony van Daalen, CFA     Executive Vice President -Head of Fixed Income
                                            Investments                             2002


PORTFOLIO MANAGERS


The Wright Selected Blue Chip Equities Fund has been managed by Amit S. Khandwala and Charles T. Simko, Jr., CFA, since August 2008. Prior to that time, the Fund was managed by Michael Loura. Mr. Loura had been the person primarily responsible for the day-to-day management of the Fund's portfolio since October of 2006. Previously, he was a portfolio manager at Citigroup Asset Management, managing U.S. and global strategies since 2003. Prior to 2003, he was in quantitative research, developing stock selection models for Citigroup Asset Management's quantitative long only and long/short strategies. Mr. Loura joined Wright in 2006 and has 13 years of investment experience. Please see the following page for further information about Mr. Simko and Mr. Khandwala.

The Wright  Major Blue Chip  Equities  Fund is managed by Charles T. Simko,
Jr., CFA. Mr. Simko has been the person primarily responsible for the day-to-day management of the Fund's portfolio since July of 2006. From August of 2002 to July of 2006, he was the Portfolio Manager for the Wright Selected Blue Chip Equities Fund. He has been a Senior Vice President of Wright Investors' Service, the Fund's Adviser, since 1999. Mr. Simko joined Wright in 1985 and has 20 years of investment experience.

The  Wright  International  Blue Chip  Equities  Fund is managed by Amit S.
Khandwala. Mr. Khandwala has been the person primarily responsible for the day-to-day management of the Fund's portfolio since December 1996. Mr. Khandwala was Senior Vice President of Wright Investors' Service, the Fund's Adviser, from 1997 until 2004 when he became an Executive Vice President. He joined Wright in 1986 and has 19 years of investment experience.

The Wright Current Income Fund is managed by James P. Fields, CFA. Mr. Fields has been the person primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1987. Mr. Fields has been a Senior Vice President of Wright Investors' Service, the Fund's Adviser, since 1996. He joined Wright in 1982 and has 23 years of investment experience.

The Wright  Total  Return Bond Fund is managed by M. Anthony E. van Daalen,
CFA. Mr. van Daalen has been the person primarily responsible for the day-to-day management of the Fund's portfolio since October of 2002. Mr. van Daalen was a Senior Vice President of Wight Investors' Service, the Fund's Adviser, from 2002 to 2004 when he became an Executive Vice President. He joined Wright in 2002 and has 23 years of investment experience.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, ownership of Fund shares and other accounts managed by each portfolio manager.

The investment adviser, principal underwriter, and each fund have adopted codes of ethics governing personal securities transactions. Under the codes, Wright employees may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures.


-----SIDE BAR TEXT-----
                                 ADMINISTRATOR

Eaton Vance Management ("Eaton Vance")serves as the funds' administrator and is responsible for managing their daily business affairs. Eaton Vance's services include recordkeeping, preparing and filing documents required to comply with federal and state securities laws, supervising the activities of the funds' custodian , providing assistance in connection with the trustees' and shareholders' meetings and other necessary administrative services.

-----END SIDE BAR TEXT-----

PORTFOLIO TURNOVER

The funds may sell a portfolio security regardless of how long the security has been held. The funds do not intend to engage in trading for short-term profits. However, portfolio turnover rates will vary. In the past turnover rates have exceeded and in the future may exceed 100%. A turnover rate of 100% means the securities owned by a fund were replaced once during the year. Higher turnover rates may result in higher brokerage costs to the funds and in higher net taxable gains for you as an investor, and will reduce the funds' returns.

DISCLOSURE OF PORTFOLIO HOLDINGS

The  funds  have  established  policies  and  procedures  with  respect  to  the disclosure of portfolio holdings and other information concerning fund characteristics. A description of these policies and procedures is provided in the Statement of Additional Information. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

                      FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

These financial highlights will help you understand each fund's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund increased or decreased during each period, assuming you reinvested all dividends and distributions. Deloitte & Touche LLP, an independent registered public accounting firm, audited this information. Their reports are included in the funds' annual report, which is available upon request.



WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)      2006(3)       2005        2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $ 11.100     $  12.270    $  13.030    $  13.226     $ 11.870
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
     Net investment loss(1)                                   $ (0.013)    $  (0.013)   $  (0.034)   $  (0.053)    $ (0.028)
     Net realized and unrealized gain (loss)                    (4.121)        1.340        0.529        1.476        1.884
                                                              ---------    ---------    ---------    ---------     ---------
         Total income (loss) from investment operations       $ (4.134)    $   1.327    $   0.495     $  1.423     $  1.856
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
     From net investment income                               $  -         $  (0.016)   $   -        $   -            -
     From net realized gains                                    (0.906)       (2.481)      (1.255)      (1.619)    $ (0.500)
                                                              ---------    ---------    ---------    ---------     ---------
         Total distributions                                  $ (0.906)    $  (2.497)   $  (1.255)   $  (1.619)    $ (0.500)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year                                  $  6.060     $  11.100    $  12.270    $  13.030     $ 13.226
                                                              =========    =========    =========    =========     =========
TOTAL RETURN(2)                                                (39.81)%       11.59%        3.77%       11.09%        15.73%

RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)                      $ 13,364     $  23,923    $  38,352    $  47,652     $ 43,498
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                1.26%         1.26%        1.26%        1.27%        1.26%
     Net expenses after custodian fee reduction                  1.25%         1.25%        1.25%        1.25%        1.25%
     Net investment loss                                        (0.15)%       (0.10)%      (0.27)%      (0.18)%      (0.23)%
  Portfolio turnover rate                                           72%          67%          66%         110%          69%

--------------------------------------------------------------------------------------------------------------------------------


(1) For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

Net investment loss per share                                 $ (0.068)    $  (0.064)   $  (0.058)   $  (0.111)    $ (0.050)
                                                              =========    =========    =========    =========     =========
Ratios (As a percentage of average daily net assets):
     Expenses                                                    1.90%         1.66%        1.46%        1.45%        1.44%
                                                              =========    =========    =========    =========     =========
     Expenses after custodian fee reduction                      1.89%         1.66%        1.44%        1.43%        1.43%
                                                              =========    =========    =========    =========     =========
     Net investment loss                                        (0.79)%       (0.51)%      (0.46)%      (0.38)%      (0.41)%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period  reported.
Dividends  and  distributions, if any, are  assumed  to be  reinvested at the net asset  value on the reinvestment date.
(3  Certain per share amounts are based on average shares outstanding.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
------------------------------------------------------------------------------

                                                                                Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)      2006(3)       2005        2004
--------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                            $ 14.520     $  13.790    $  12.420    $  11.780     $ 10.530
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                   $  0.104     $   0.091    $   0.062    $   0.077     $  0.053
   Net realized and unrealized gain (loss)                      (5.169)        0.728        1.374        0.651        1.247
                                                              ---------    ---------    ---------    ---------     ---------
     Total income (loss) from investment operations           $ (5.065)    $   0.819    $   1.436     $  0.728     $  1.300
                                                              ---------    ---------    ---------    ---------     ---------

LESS DISTRIBUTIONS:
   From net investment income                                 $ (0.115)    $  (0.089)   $  (0.066)   $  (0.088)    $ (0.050)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions                                      $ (0.115)    $  (0.089)   $  (0.066)   $  (0.088)    $ (0.050)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year                                  $  9.340     $  14.520    $  13.790    $  12.420     $ 11.780
                                                              =========    =========    =========    =========     =========
TOTAL RETURN(2)                                                 (34.85)%       5.96%       11.57%        6.20%       12.36%
                                                              =========    =========    =========    =========     =========
 RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)                      $  32,484    $  57,750    $  63,276    $  66,742     $ 65,503
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                1.26%         1.26%        1.26%        1.26%        1.25%
     Net expenses after custodian fee reduction                  1.25%         1.25%        1.25%        1.25%        1.25%
     Net investment income                                       0.86%         0.63%        0.48%        0.66%        0.49%
   Portfolio turnover rate                                         58%           55%          97%          82%          74%
--------------------------------------------------------------------------------------------------------------------------------
(1) For the years ended  December  31,  2008,  2007,  2006,  2005 and 2004,  the
operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

Net investment income per share                               $  0.091     $   0.088    $  0.062     $  0.077      $ 0.050
                                                              =========    =========    =========    =========     =========
Ratios (As a percentage of average daily net assets):
     Expenses                                                    1.37%         1.28%       1.28%         1.26%        1.28%
                                                              =========    =========    =========    =========     =========
     Expenses after custodian fee reduction                      1.36%         1.27%       1.27%         1.25%        1.28%
                                                              =========    =========    =========    =========     =========
     Net investment income                                       0.75%         0.61%       0.46%         0.66%        0.46%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)
------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(1)       2007(1)      2006(1)      2005(1)      2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $  22.470    $  22.830    $  18.060    $  15.070     $12.890
                                                              ----------   ----------   ----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                      $   0.483    $   0.434    $   0.255    $   0.129     $ 0.128
   Net realized and unrealized gain (loss)                      (11.002)       0.755        4.859        3.028       2.140
                                                              ----------   ----------   ----------   ----------    ----------
     Total income (loss) from investment operations           $ (10.519)   $   1.189    $   5.114    $   3.157     $ 2.268

                                                              ----------   ----------   ----------   ----------    ----------

LESS DISTRIBUTIONS:
   From net investment income                                 $  (0.575)   $  (0.491)   $  (0.320)   $  (0.167)    $(0.088)
   From net realized gains                                       (0.558)      (1.058)      (0.024)       -           -
   Tax return of capital                                         (0.008)       -            -            -           -
                                                              ----------   ----------   ----------   ----------    ----------
     Total distributions                                      $  (1.141)   $  (1.549)   $  (0.344)   $  (0.167)    $(0.088)
                                                              ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                                  $  10.810    $  22.470    $  22.830    $  18.060     $15.070
                                                              ==========   ==========   ==========   ==========    ==========
TOTAL RETURN(2)                                                (47.74)%        5.50%       28.49%        21.13%      17.71%
                                                              ==========   ==========   ==========   ==========    ==========

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (000 omitted)                      $  67,146    $ 183,608    $ 218,201    $ 109,897     $ 62,266
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                 1.54%        1.49%        1.46%        1.66%       1.72%
     Net expenses after custodian fee reduction                   1.53%        1.47%        1.37%        1.62%       1.71%
     Net investment income                                        2.71%        1.82%        1.26%        0.81%       0.97%
   Portfolio turnover rate                                          82%         138%         116%          99%        121%

--------------------------------------------------------------------------------------------------------------------------------

(1) Certain per share amounts are based on average shares outstanding.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
    Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

WRIGHT CURRENT INCOME FUND (WCIF)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
                                                          ----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)       2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $  9.590     $   9.510    $   9.610    $   9.890     $ 10.490
                                                              ----------   ----------   ----------   ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                   $  0.447     $   0.455    $   0.427    $   0.400     $  0.447
   Net realized and unrealized gain (loss)                       0.122         0.078       (0.063)      (0.230)      (0.112)
                                                              ----------   ----------   ----------   ----------    ----------
     Total income from investment operations                  $  0.569     $   0.533    $   0.364    $   0.170     $  0.335
                                                              ----------   ----------   ----------   ----------    ----------

LESS DISTRIBUTIONS:
   From net investment income                                 $ (0.459)    $  (0.444)   $  (0.447)   $  (0.430)    $ (0.482)
   From net realized gains                                       -            (0.009)      (0.017)      (0.020)      (0.453)
                                                              ----------   ----------   ----------   ----------    ----------
     Total distributions                                      $ (0.459)    $  (0.453)   $  (0.464)   $  (0.450)    $ (0.935)
                                                              ----------   ----------   ----------   ----------    ----------
Net asset value, end of year                                  $  9.700     $   9.590    $   9.510    $   9.610     $  9.890
                                                              ==========   ==========   ==========   ==========    ==========

TOTAL RETURN(2)                                                  6.10%         5.77%        3.92%        1.76%        3.29%

RATIOS/SUPPLEMENTAL DATA(1):
   Net assets, end of year (000 omitted)                      $  38,806    $  39,699      $40,474      $33,861      $35,013
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                0.96%         0.96%        0.96%        0.97%        0.97%
     Net expenses after custodian fee reduction                  0.95%         0.95%        0.95%        0.95%        0.95%
     Net investment income                                       4.66%         4.80%        4.47%        4.12%        4.29%
   Portfolio turnover rate                                         57%           47%          75%         103%          27%

--------------------------------------------------------------------------------------------------------------------------------

(1) For the years ended  December  31,  2008,  2007,  2006,  2005 and 2004,  the
operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------------

   Net investment income per share                            $  0.420     $   0.429    $   0.391    $   0.369     $  0.410
                                                              ==========   ==========   ==========   ==========    ==========
   Ratios (As a percentage of average daily net assets):

     Expenses                                                    1.24%         1.23%        1.31%        1.30%        1.28%
                                                              ==========   ==========   ==========   ==========    ==========
     Expenses after custodian fee reduction                      1.23%         1.22%        1.30%        1.28%        1.25%
                                                              ==========   ==========   ==========   ==========    ==========
     Net investment income                                       4.38%         4.52%        4.13%        3.80%        3.99%
                                                              ==========   ==========   ==========   ==========    ==========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------


                                                                           Year Ended December 31,
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           2008(3)       2007(3)       2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year                            $ 12.390     $  12.290    $  12.430    $  12.770     $ 12.870
                                                              ---------    ---------    ---------    ---------     ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income(1)                                   $  0.573     $   0.558    $   0.483    $   0.465     $  0.453
   Net realized and unrealized gain (loss)                      (0.373)        0.115       (0.082)      (0.271)      (0.011)
                                                              ---------    ---------    ---------    ---------     ---------
     Total income from investment operations                  $  0.200     $   0.673    $   0.401    $   0.194     $  0.442
                                                              ---------    ---------    ---------    ---------     ---------
LESS DISTRIBUTIONS:
   From net investment income                                 $ (0.600)    $  (0.573)   $  (0.541)   $  (0.534)    $ (0.542)
                                                              ---------    ---------    ---------    ---------     ---------
     Total distributions                                      $ (0.600)    $  (0.573)   $  (0.541)   $  (0.534)    $ (0.542)
                                                              ---------    ---------    ---------    ---------     ---------
Net asset value, end of year                                  $ 11.990     $  12.390    $  12.290    $  12.430     $ 12.770
                                                              =========    =========    =========    =========     =========

TOTAL RETURN(2)                                                  1.69%         5.64%        3.34%        1.54%        3.52%

RATIOS/SUPPLEMENTAL DATA(1):

   Net assets, end of year (000 omitted)                      $  23,262    $  24,989    $  30,866    $  41,288     $ 38,213
   Ratios (As a percentage of average daily net assets):
     Net expenses                                                0.71%         0.87%        0.99%        0.98%        0.96%
     Net expenses after custodian fee reduction                  0.70%         0.85%        0.95%        0.95%        0.95%
     Net investment income                                       4.73%         4.56%        3.96%        3.66%        3.58%
   Portfolio turnover rate                                        125%          119%          90%          86%          64%

--------------------------------------------------------------------------------------------------------------------------------


(1) For the years ended  December  31,  2008,  2007,  2006,  2005 and 2004, the
operating expenses of the Fund were reduced by a waiver of fees and/or an allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                2008          2007         2006         2005         2004
                                                           ------------------------------------------------------------------

     Net investment income per share                          $  0.475     $   0.490    $   0.453    $   0.439     $  0.429
                                                              =========    =========    =========    =========     =========
     Ratios (As a percentage of average daily net assets):

         Expenses                                                1.52%         1.41%        1.23%        1.18%        1.18%
                                                              =========    =========    =========    =========     =========
         Expenses after custodian fee reduction                  1.51%         1.38%        1.19%        1.15%        1.17%
                                                              =========    =========    =========    =========     =========
         Net investment income                                   3.93%         4.03%        3.72%        3.46%        3.36%
                                                              =========    =========    =========    =========     =========

--------------------------------------------------------------------------------------------------------------------------------


(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.
Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(3) Certain per share amounts are based on average shares outstanding.

FOR MORE INFORMATION

Additional information about the funds' investments is available in the funds' semi-annual and annual reports to shareholders. The funds' annual report contains a discussion of the market conditions and investment strategies that affected the funds' performance over the past year.

You may want to read the statement of additional information (SAI) for more information on the funds and the securities they invest in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of the prospectus.

You can get free copies of the semi-annual and annual reports and the SAI, request other information or get answers to your questions about the funds by writing, calling, or e-mailing:

    Wright Investors' Service Distributors, Inc.
    440 Wheelers Farms Road
    Milford, CT 06461
    (800) 888-9471
    E-mail: funds@wrightinvestors.com

Copies of documents and application forms can be viewed and downloaded from Wright's web site: www.wrightinvestors.com.


You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Comission's public reference room in Washington, DC (call 1-202-551-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, 100 F Street NE, Washington, DC 20549-0102 or by electronic mail at publicinfo@sec.gov.



Investment Company Act file numbers:
     The Wright Managed Equity Trust..........................811-03489
     The Wright Managed Income Trust..........................811-03668

                                           STATEMENT OF ADDITIONAL INFORMATION
                                                                   May 1, 2009






                  THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

                         THE WRIGHT MANAGED EQUITY TRUST
                     Wright Selected Blue Chip Equities Fund
                      Wright Major Blue Chip Equities Fund
                  Wright International Blue Chip Equities Fund

                                       and

                         THE WRIGHT MANAGED INCOME TRUST
                           Wright Current Income Fund
                          Wright Total Return Bond Fund


                            Two International Place
                           Boston, Massachusetts 02110



                     TABLE OF CONTENTS

                                                        Page

The Funds and their Investment Policies....................2
     The Wright Managed Equity Trust.......................2
     The Wright Managed Income Trust.......................3
Additional Investment Policies and Other Information.......4
Additional Information about the Trusts ...................8
Investment Restrictions....................................9
Management and Organization...............................10
Control Persons and Principal Holders of Shares...........13
Investment Advisory and Administrative Services...........14
Disclosure of Portfolio Holdings and Related Information..17
Custodian and Transfer Agent..............................18
Independent Registered Public Accounting Firm.............18
Brokerage Allocation......................................18
Pricing of Shares.........................................19
Principal Underwriter.....................................19
Service Plans.............................................21
Taxes.....................................................21
Financial Statements......................................25
APPENDIX A -
     Description of Securities Ratings....................26
APPENDIX B -
     Proxy Voting Policies and Procedures.................28



This combined Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current combined Prospectus of the funds in The Wright Managed Equity Trust and The Wright Managed Income Trust (each a "Trust," together the "Trusts"), dated May 1, 2009, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 440 Wheelers Farms Road, Milford, CT 06461 (Telephone: [800] 888-9471) or from the World Wide Web site (http://www.wrightinvestors.com). Although each fund offers only its shares of beneficial interest, it is possible that a fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another fund because the funds use this combined Statement of Additional Information. The Trustees of the Trusts have considered this factor in approving the use of a combined Statement of Additional Information.

THE FUNDS AND THEIR INVESTMENT POLICIES

     Each fund is a diversified series of an open-end management investment company.

     The market price of securities held by the funds and the net asset value of each fund's shares will fluctuate in response to stock or bond market developments and, for WIBC, currency rate fluctuations. Capitalized terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

THE WRIGHT MANAGED EQUITY TRUST

     The Wright Managed Equity Trust (the "Equity Trust") consists of three equity funds: Wright Selected Blue Chip Equities Fund (WSBC), Wright Major Blue Chip Equities Fund (WMBC), and Wright International Blue Chip Equities Fund
(WIBC) (collectively, the "Equity funds").

     The objective of each Equity fund is described in the Prospectus. There is no guarantee that a fund will achieve its investment objective.

     Securities selected for the Wright Selected Blue Chip Equities Fund, the Wright Major Blue Chip Equities Fund, and the Wright International Blue Chip Fund are chosen mainly from an approved list of "investment grade" companies maintained by Wright Investors' Service.


     More than 31,000 global companies (covering 60 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list.


     The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability and stability, and growth.

     In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

     WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WSBC). The fund invests only in those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from the list of investment-grade companies or the benchmark on the basis of Wright's evaluation of their recent valuation and price/earnings momentum. These selections are further reviewed to determine those that have the best value in terms of current price and current, as well as forecasted, earnings. The Wright Selected Blue Chip Equities Fund is characterized as a blend of growth and value. The fund's benchmark is the Standard & Poor's Mid-Cap 400 Index (S&P Mid-Cap 400).

     The fund will, under normal market conditions, invest at least 80% of its net assets in Selected Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information-Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

     WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC). This fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of larger well-established companies. The fund will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.

     The fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information-Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

     This fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investment, except for temporary defensive investments, will be made mainly in larger companies on the investment-grade list. In selecting companies for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. The fund's benchmark is the Standard & Poor's 500 Index (S&P 500).

     WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). The fund will, through continuous professional investment supervision by Wright, pursue its objective by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States.

     The fund, under normal market conditions, will invest at least 80% of its net assets in International Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the fund may hold cash or invest without limit in the short-term debt securities described under "Additional Investment Policies and Other Information -- Defensive Investments." Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

     The fund may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase American Depositary Receipts ("ADRs") traded in the United States. Investing in the fund may be suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the fund's net asset values will be calculated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in the fund.

THE WRIGHT MANAGED INCOME TRUST

     The Wright Managed Income Trust (the "Income Trust") consists of two fixed-income funds: Wright Current Income Fund (WCIF) and Wright Total Return Bond Fund (WTRB) (collectively, the "Income Funds").

     Each fund seeks to achieve its objective through the investment policies described below.

     WRIGHT CURRENT INCOME FUND (WCIF) . The fund invests at least 80% of its total assets in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. The U.S. Government securities in which the fund may invest include direct obligations of the U.S. Government, such as bills, notes, and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities of GNMA or the Export-Import Bank; obligations secured by the right to borrow from the U.S. Treasury and obligations backed only by the credit of the government agency itself, such as securities of Federal Home Loan Bank, FNMA and FHLMC.

     The fund may invest in mortgage-related securities issued by certain of the agencies or federally chartered corporations listed above. These securities are backed by a pool of mortgages which pass through to investors the principal and interest payments of homeowners. Ginnie Mae guarantees that investors will receive timely principal payments even if homeowners do not make their mortgage payments on time. See "Additional Investment Policies and Other Information - Mortgage-Related Securities" on page 7.

     The corporate debt securities in which the fund may invest include commercial paper and other short-term instruments rated A-1 by S&P or P-1 by Moody's. The fund may invest in unrated debt securities if these are determined by Wright pursuant to guidelines established by the Trustees to be of a quality comparable to that of the rated securities in which the fund may invest. All of the corporate debt securities purchased by the fund should generally meet Wright Quality Rating Standards.

     Wright may allocate assets among different market sectors (such as agency securities, U.S. government and Treasury securities, and corporate debt securities) with different maturities based on its view of the relative value of each sector or maturity. In buying and selling securities for the fund, Wright analyzes a security's structural features, current price compared with its estimated long-term price, and the credit quality of its issuer. When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective.

     The fund may enter into repurchase agreements with respect to any securities in which it may invest.


     The fund's benchmark is the Barclays GNMA Backed Bond Index.

     WRIGHT TOTAL RETURN BOND FUND (WTRB). The fund invests at least 80% of its total assets in bonds or other investment-grade debt securities selected by the Investment Adviser with a weighted average maturity that, in the Investment Adviser's judgment, produces the best total return, i.e., the highest total of ordinary income plus capital appreciation. There are no limits on the minimum or maximum weighted average maturity of the fund's portfolio or on the maturity of any individual security. Accordingly, investment selections may differ depending on the particular phase of the interest rate cycle. This fund may invest at least 80% in U.S. Government and agency obligations, asset-backed and mortgage-backed securities of government or corporate issuers, certificates of deposit of federally insured banks and corporate obligations rated at the date of investment "BBB" or better (investment grade) by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated by such rating organizations, of comparable quality as determined by Wright pursuant to guidelines established by the Trustees. In any case, they should generally also meet Wright Quality Rating Standards when purchased. When the market is unfavorable, the fund's assets may be held in cash or invested in short-term obligations without limit. Although the fund would do this to reduce losses, defensive investments may conflict with and hurt the fund's efforts to achieve its investment objective. The fund's benchmark is the Barclays U.S. Aggregate Bond Index.


                             * * *
     None of the funds is intended to be a complete investment program, and the prospective investor should take into account its objectives and other investments when considering the purchase of any fund's shares. The funds cannot eliminate risk or assure achievement of their objectives.

ADDITIONAL INVESTMENT POLICIES AND OTHER INFORMATION

     The Equity Trust and the Income Trust have adopted certain fundamental investment restrictions which are enumerated under "Investment Restrictions" and which may be changed as to a fund only by the vote of a majority of the fund's outstanding voting securities. Except for such enumerated restrictions and as otherwise indicated herein, the investment objective and policies of each fund are not fundamental polices and accordingly may be changed by the Trustees of each Trust without obtaining the approval of a fund's shareholders. If any changes were made in a fund's investment objective, the fund might have investment objectives different from the objective which an investor considered appropriate at the time the investor became a shareholder in the fund. Each fund will notify its shareholders of any material change in its investment objective.

     U.S. GOVERNMENT, AGENCY AND INSTRUMENTALITY SECURITIES - U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, GNMA, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and FNMA.


       GOVERNMENT SPONSORED SECURITIES -Investments in debt securities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan (FHLB) and Federal Home Loan Mortgage Corporation (Freddie Mac) are supported only by the credit of the issuing agency, instrumentality or corporation. They are neither guaranteed nor insured by the United State Government. The maximum potential liability of these issuers may exceed their current resources, including their legal right to obtain financial support from the U.S. government. No assurance can be given that the U.S. government would provide financial suppport to any of these entities if it is not obligated to do so by law.


      REPURCHASE AGREEMENTS - Each of the funds may enter into repurchase agreements to the extent permitted by its investment policies. A fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards.

     Repurchase agreements involve purchase of U.S. Government securities or of other high-quality, short-term debt obligations. At the same time a fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System or recognized securities dealer), and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a fund to earn a return on cash which is only temporarily available. A fund's risk is the ability of the vendor to pay an agreed-upon sum upon the delivery date, and the Trust believes the risk is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a fund being able to resell the security.

     In all cases when entering into repurchase agreements with other than FDIC insured depository institutions, the funds will take physical possession of the underlying collateral security, or will receive written confirmation of the purchase of the collateral security and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or will be the recorded owner of the collateral security through the Federal Reserve Book-Entry System. Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act").

     CERTIFICATES OF DEPOSIT - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     BANKERS' ACCEPTANCES - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     COMMERCIAL PAPER - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     FINANCE COMPANY PAPER - refers to promissory notes issued by finance companies in order to finance their short-term credit needs.

     CORPORATE OBLIGATIONS - include bonds and notes issued by corporations in order to finance longer-term credit needs.

     FOREIGN SECURITIES - WIBC and WTRB may invest in foreign securities. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in emerging market countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions may be higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     The limited liquidity of certain foreign markets in which the fund may invest may affect the fund's ability to accurately value its assets invested in such market. In addition, the settlement systems of certain foreign countries are less developed than the U.S., which may impede the fund's ability to effect portfolio transactions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     These risks may be intensified for the fund's investments in Latin or South American emerging markets and countries with limited or developing capital markets. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominately based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens, inflation rates or currency exchange rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. The fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS - WIBC may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of the fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the fund values its assets daily in U.S. dollars, the fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. The fund does not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, the fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward" contracts) or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades. The fund intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less then those in the forward contract market.

     The fund may enter into forward contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security quoted or dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

     Second, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain.

     At the maturity of a forward contract, the fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the fund is obligated to deliver.

     If the fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The fund will not speculate in forward contracts and will limit its use of such contracts to the transactions described above. Of course, the fund is not required to enter into such transactions with respect to its portfolio securities and will not do so unless deemed appropriate by the Investment Adviser. This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     "FORWARD COMMITMENTS AND WHEN-ISSUED" SECURITIES - Each fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

     Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in terms of yield to maturity, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities may take place at a later date. Normally, the settlement date occurs 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time a fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the fund to the issuer and no interest accrues to the fund. To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities, the fund would earn no income; however, it is intended that the funds will be fully invested to the extent practicable and subject to the policies stated above. While forward commitments and when-issued securities may be sold prior to the settlement date, it is intended that such securities will be purchased for a fund with the purpose of actually acquiring them unless a sale appears to be desirable for investment reasons. At the time a commitment to purchase securities on a when-issued basis is made for a fund, the transaction will be recorded and the value of the security reflected in determining the fund's net asset value.

     DEFENSIVE INVESTMENTS - During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of each fund's assets may be held in cash or invested in short-term obligations. Short-term obligations include but are not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if not rated by such rating organizations, is deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated by such rating organizations, are deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic banks which are determined to be of high quality by Wright pursuant to procedures established by the Trustees. The funds may invest in instruments and obligations of banks that have other relationships with the funds, Wright or Eaton Vance Management, the Trusts' Administrator ("Eaton Vance" or the "Administrator"). No preference will be shown towards investing in banks which have such relationships.


      MORTGAGE-RELATED SECURITIES - WCIF and WTRB may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities or for WCIF and WTRB, if privately issued, supported by mortgage collateral that is insured, guaranteed or otherwise backed by the U.S. Government or its agencies or instrumentalities. Agencies, instrumentalities or sponsored enterprises of the U.S. government include but are not limited to the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. FNMA securities and FHLMC securities are not backed by the full faith and credit of the U.S. government; however, these enterprises have the ability to obtain financing from the U.S. Treasury. Although the U.S. government has recently provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The funds do not invest in the residual classes of CMOs, stripped mortgage-related securities, leveraged floating rate instruments or indexed securities.


     Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The fund may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage related security increases the risk of depreciation due to future increases in market interest rates.

     A fund's investments in mortgage-related securities may include conventional mortgage pass-through securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

     Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

     LENDING PORTFOLIO SECURITIES - All of the funds in the Equity Trust may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash or liquid assets held by the fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The fund would have the right to call a loan at any time and obtain the securities loaned no later than at the end of the customary settlement date. The fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

    During the existence of a loan, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders' fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the fund's total assets.


 The Wright International Blue Chip Fund has established a securities lending agreement with State Street Bank and Trust (SSBT) as securities lending agent in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of cash in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in State Street Navigator Securities Lending Prime Portfolio (the Portfolio). The Fund earns interest on the amount invested in the Portfolio, but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund amounted to $779 for the year ended December 31, 2008. At December 31, 2008, the value of the securities loaned and the value of the collateral amounted to $1,977,119 and $2,105,799, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.


ADDITIONAL INFORMATION ABOUT THE TRUSTS

     Unless otherwise defined herein, capitalized terms have the meaning given them in the Prospectus.

     Each Trust is an open-end, management investment company organized as a Massachusetts business trust. The Wright Managed Equity Trust was organized in 1982 and has the three series described herein: Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund. The Wright Managed Income Trust was organized in 1983 and has the two series described herein: the Wright Current Income Fund and Wright Total Return Fund. The Trusts' series are collectively referred to as the "funds." Each fund is a diversified fund.

     Each Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular fund is affected, a majority of such fund's outstanding shares. The Trustees are authorized to make amendments to each Declaration of Trust that do not have a material adverse effect on the financial interests of shareholders. Each Trust or series may be terminated upon the sale of the Trust's or series' assets to another diversified open-end management investment company, if approved by vote of a majority of the Trust's Trustees. Each Trust or series may be terminated upon liquidation and distribution of the assets of the Trust or series, if approved by a majority of the Trustees. If not so terminated, each Trust or series may continue indefinitely.

     Each Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in either Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trusts are organizations of the type commonly known as "Massachusetts business trusts." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Investment Adviser does not consider this risk to be material.

INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by each Trust and may be changed as to a fund only by the vote of a majority of the fund's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the fund if the holders of more than 50% of the shares, are present or represented at the meeting or (b) more than 50% of the shares of the fund. Accordingly, the funds may not:

     (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, a fund may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

     (2) With respect to 75% of the total assets of a fund, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (3) Purchase securities on margin (but a fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

     (4) Purchase or sell real estate, although a fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

     (5) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities other than currency, excluding financial futures contracts and options on these financial futures contracts;

     (6) Make an investment in any one industry that would cause investments in such industry to equal or exceed 25% of the fund's total assets taken at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

     (7) Underwrite or participate in the marketing of securities of others; and

     (8) Make  loans  to any  person  except  by (a)  the  acquisition  of  debt
         securities  and  making  portfolio   investments,   (b)  entering  into
         repurchase agreements, or (c) lending portfolio securities.

NONFUNDAMENTAL   INVESTMENT   RESTRICTIONS   -  In  addition  to  the  foregoing
fundamental investment restrictions, each Trust has adopted the following nonfundamental policies which may be amended or rescinded by the vote of the Trust's Board of Trustees without shareholder approval. The funds may not:

     (a) Invest more than 15% of the fund's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act, but excluding commercial paper offered in reliance on Section 4(2) of the 1933 Act.

     (b) Purchase additional securities if the fund's borrowings exceed 5% of its total assets;

     (c) Make short sales of securities, except short sales against the box; and

     (d) For purposes of fundamental investment restriction no. 6, the Trusts consider utility companies, gas, electric, water and telephone companies as separate industries; except that, with respect to any fund which has a policy of being primarily invested in obligations whose interest income is exempt from federal income tax, the restriction shall be that the Trust will not purchase for that fund either (i) pollution control and industrial development bonds issued by non-governmental users or (ii) securities whose interest income is not exempt from federal income tax, if in either case the purchase would cause more than 25% of the market value of the assets of the fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

     Except for the restriction on borrowing described in the above paragraph, if a percentage restriction contained in any fund's investment policies is adhered to at the time of investment, a later increase or decease in the percentage resulting from a change in the value of portfolio securities or the fund's net assets will not be considered a violation of such restriction. If such a change causes a fund to exceed its percentage limitation on illiquid investments, the fund will reduce these investments, in an orderly manner, to a level that does not exceed this limitation.

     The Equity Trust on behalf of Wright Major Blue Chip Equities Fund and the Income Trust on behalf of Wright Total Return Bond Fund have each adopted the following nonfundamental investment restriction.

     o The funds may not acquire the securities of a registered open-end investment company or a registered unit investment trust in reliance on the provisions of Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

     Each fund has adopted the  following  non-fundamental  investment  policies
which  may  be  changed  by  the  trustees   without   approval  by  the  fund's
shareholders:

     o The 1940 Act currently allows a fund to borrow (1) for any reason from banks or by entering into reverse repurchase agreements in an amount not exceeding one-third of the fund's total assets and (2) for temporary purposes (presumed to mean not more than 60 days). If a fund's borrowings under clause (1) later exceeds one-third of the fund's total assets, the fund must reduce its borrowings below this level within three business days.

     o Each fund has adopted a policy to give shareholders at least 60 days written notice of any name-related investment policy changes.

MANAGEMENT AND ORGANIZATION


FUND MANAGEMENT. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "Independent Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and principal officer is Two International Place, Boston, Massachusetts 02110.


Definitions:
-----------

"WISDI" means Wright Investors' Service Distributors, Inc., the principa underwriter of the fund.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.


                                                                                              Number of      Other Trustee/
                                         Term*                                                Portfolios in  Director/
Name,                    Position(s)     of Office                                            Fund Complex   Partnership/
Address                  with the        and Length      Principal Occupation                 Overseen       Employment
and Age                  [Trust/Fund]    of Service      During Past Five Years               By Trustee     Positions Held
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

Peter M. Donovan**       President      President         Chairman, Chief Executive Officer          5           Director of
Age   66                 and            and Trustee       and Director of Wright and Winthrop;                   Wright and
                         Trustee        since             Chief Investment Officer and Chairman                  Winthrop
                                        Inception         of the Investment Committee; Director
                                                          of WISDI; Authorized Representative
                                                          of Wright Private Asset Management LLC;
                                                          President of 5 funds managed by Wright

-----------------------------------------------------------------------------------------------------------------------------------


A.M. Moody, III***       Vice President Vice President     President, AM Moody Consulting LLC          5              None
Age   72                 and            of the Trusts     (compliance and administrative services
                         Trustee        since December,    to  the  mutual  fund industry)
                                        1990; Trustee of   since July 1,2003; President and Director
                                        the Trusts since   of  WISDI  since 2005; Vice President
                                        January 1990       of  5  funds managed by Wright; Retired
                                                           Senior Vice President of Wright and
                                                           Winthrop; Retired President of WISDI
                                                           June 30, 2003 to May 2005
----------------------------------------------------------------------------------------------------------------------------------


*     Trustees serve an indefinite term. Officers are elected annually.

** Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Chairman, Chief Executive Officer and Director of Wright and Winthrop and Director of WISDI.

*** Mr. Moody is an interested person of the Trusts because of his positions as Vice President of the Trusts, President, Chief Compliance Officer &
      Director of WISDI and his affiliation as a consultant to Wright.

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Number of       Other Trustee/
                                         Term*                                                    Portfolios in   Director/
Name,                    Position(s)     of Office                                                Fund Complex    Partnership/
Address                  with the        and Length     Principal Occupation                      Overseen        Employment
and Age                  [Trust/Fund]    of Service     During Past Five Years                    By Trustee      Positions Held
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

James J. Clarke          Trustee        Trustee           Principal, Clarke Consulting (bank             5          None
Age   67                                since             consultant - financial management and
                                        December, 2002    strategic planning); Director - Reliance
                                                          Bank, Altoona PA since August 1995;
                                                          Director - Quaint Oak Bank, Southhampton,
                                                          PA since 2007; Associate Professor of
                                                          Finance at Villanova University 1972-2002

----------------------------------------------------------------------------------------------------------------------------------

Dorcas R. Hardy         Trustee         Trustee           President, Dorcas R. Hardy & Associates         5         None
Age   62                and Chairman    since             (a public policy and government relations
                        of the          December, 1998    firm)Spotsylvania, VA;Director,  The
                        Independent                       Options Clearing Corporation -1997-2005;
                        Trustees'                         Director,First Coast Service Options since
                        Committee and                     1998.
                        Governance Committee
-----------------------------------------------------------------------------------------------------------------------------------

Richard E. Taber         Trustee        Trustee since     Chairman and Chief Executive                     5         None
Age   60                                 March, 1997       Officer of First County Bank, Stamford, CT
-----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Judith R. Corchard       Vice President Vice President    Executive Vice President,
Age   70                                of the Trusts     Compliance Officer
                                        since June,1998   and Director of Wright and Winthrop;
                                                          Vice President  of 5  funds  managed
                                                          by   Wright,Fund Chief  Compliance
                                                          Officer since 2004

----------------------------------------------------------------------------------------------------------------------------------

Janet E. Sanders         Secretary      Secretary of the  Vice President Eaton Vance Management,
Age 73                   and Assistant  Trusts since      Administrator for the funds; Officer
                         Treasurer      March 17, 2005,   of 5 funds managed by Wright and
                                        Ass't. Secretary  173 funds managed by Eaton Vance
                                        1983 to 2005,     and its affiliates
                                        Ass't. Treasurer
                                        since 1989

----------------------------------------------------------------------------------------------------------------------------------

Barbara E. Campbell      Treasurer      Treasurer of      Vice President Eaton Vance Management;
Age 51                                  the Trusts        Administrator for the funds; Officer of
                                        since 2005        5 funds managed by Wright and 173
                                                          funds managed by Eaton Vance and its affiliates
----------------------------------------------------------------------------------------------------------------------------------

*     Trustees serve an indefinite term. Officers are elected annually.


     The fees and expenses of those Trustees of the Trusts (Messrs. Clarke and Taber and Ms. Hardy) who are not interested persons of the Trusts and of Mr. Moody are paid by the Trusts. Trustees who are employees of Wright receive no compensation from the Trusts. The Trusts do not have a retirement plan for the Trustees. For Trustee compensation from the Trusts for the fiscal year ended December 31, 2008, see the following table.


                               COMPENSATION TABLE

                       Fiscal Year Ended December 31, 2008


                    THE WRIGHT MANAGED EQUITY TRUST - 3 Funds
                    THE WRIGHT MANAGED INCOME TRUST - 2 Funds



                                                                   Aggregate Compensation from

----------------------------------------------------------------------------------------------------------------------------------
                                            The Wright Managed           The Wright Managed               Funds and
Trustees                                       Equity Trust                 Income Trust              Funds Complex(1)
----------------------------------------------------------------------------------------------------------------------------------

James J. Clarke                                  $10,000                      $10,000                       $20,000
Dorcas R. Hardy                                   11,000                       11,000                        22,000
A. M. Moody III                                    9,000                        9,000                        18,000
Richard E. Taber                                   9,000                        9,000                        18,000

-----------------------------------------------------------------------------------------------------------------------------------
(1) As of May 1, 2009,  the  Wright  fund  complex  consists  of 5 funds.


     Each Trust's Board of Trustees has established an Independent Trustees' Committee, a Governance Committee, and an Audit Committee, each consisting of all of the Independent Trustees who are Ms. Hardy and Messrs. Clarke and Taber. Ms. Hardy is Chairman of the Independent Trustees Committee and Governance Committee and Mr. Clarke is Chairman of the Audit Committee. The responsibilities of the Independent Trustees' Committee include those of a contract review committee for consideration of renewals or changes in the investment advisory agreements, distribution agreements and distribution plans and other agreements as appropriate. The responsibilities of the Governance Committee include nomination of candidates for selection as independent Trustees of the Trusts and their committees, and to establish policies and procedures relating to all Board service matters (including compensation), as well as other matters concerning Trust governance. The responsibilities of the Audit Committee are: (a) to oversee the Trusts' accounting and financial reporting practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Trusts' financial statements and the independent audit thereof; and (c) to act as a liaison between the Trusts' independent auditors and the full Board of Trustees. In the fiscal year ended December 31, 2007, the Independent Trustees Committee convened four times, the Governance committee convened once and the Audit Committee convened two times.

     The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for Independent Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications., including evidence the candidate is willing to serve as an Independent Trustee if selected for the position, and is received in a sufficiently timely manner.


     The Trustees, including the Independent Trustees, considered the renewal of the Investment Advisory Contract between each Trust and Wright at a meeting held for that purpose on March 10, 2009.



SHARE OWNERSHIP. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each fund and in all Wright Managed Funds overseen by the Trustee as of March 10, 2009.


The Trustees and officers of the funds collectively owned less than 1% of the securities of each Fund.

Interested Trustees
---------------------


                                                        Trustee Name and Dollar Range of Equity Securities Owned
                                                      ----------------------------------------------------------------
Fund Name                                                Donovan                             Moody
----------------------------------------------------------------------------------------------------------------------------------

WSBC                                                     $10,001-$50,000                    None
WMBC                                                     Over $100,000                      $50,001-$100,000
WIBC                                                     Over $100,000                      None
WCIF                                                     $10,001-$50,000                    $10,001-$50,000
WTRB                                                     None                               None
Aggregate Dollar Range of Equity Securities              Over $100,000                      $50,000-$100,000
Owned in all Registered Funds Overseen by
Trustee in the Wright Fund Complex
-----------------------------------------------------------------------------------------------------------------------------------

Independent Trustees
----------------------

                                                      Trustee Name and Dollar Range of Equity Securities Owned
                                                -------------------------------------------------------------------
Fund Name                                        Clarke                  Hardy                    Taber
-----------------------------------------------------------------------------------------------------------------------------------

WSBC                                             None                    $10,001-$50,000          $10,001-$50,000
WMBC                                             None                    $10,001-$50,000          $10,001-$50,000
WIBC                                             $50,001-$100,000        $10,001-$50,000          $10,001-$50,000
WCIF                                             None                    None                     None
WTRB                                             None                    None                     $1- $10,000
Aggregate Dollar Range of Equity Securities      $50,001-$100,000        $50,001-$100,000         Over $100,000
Owned in all Registered Funds Overseen by
Trustee in the Wright Fund Complex
----------------------------------------------------------------------------------------------------------------------------------

During the calendar years ended December 31, 2006, 2007 and 2008, no non-interested Trustee (or any of their immediate family members) had:

     1. Any direct or indirect interest in Wright, Winthrop or WISDI or any person controlling, controlled by or under common control with Wright, Winthrop or WISDI;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with either Trust or any fund, or any person controlling, controlled by or under common control with Wright, Winthrop or WISDI or any officer of the above; or

     3. Any direct relationship with either Trust or any fund, or any person controlling, controlled by or under common control with Wright, Winthrop or WISDI or any officer of the above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

     As of April 1, 2009, the following shareholders were record holders of the following percentages of the outstanding shares of the funds:

EQUITY TRUST                                                                 Percent of Outstanding Shares Owned
                                                                       -------------------------------------------------
                                                                        WSBC                 WMBC                WIBC
-------------------------------------------------------------------------------------------------------------------------
SEI Private Trust Co.                                                 17.06%                                    11.34%
c/o State Street Bank & Trust
Oaks, PA  19456
--------------------------------------------------------------------------------------------------------------------------
Counsel Trust Co.                                                      5.08%                5.30%
FBO Wright Inv. Serv. Def. Sav. PSP
Pittsburgh, PA 15222
--------------------------------------------------------------------------------------------------------------------------
Ruane & Co.                                                                                18.22%                6.00%
c/o Tompkins County Trust Co.
Ithaca, NY 14851
--------------------------------------------------------------------------------------------------------------------------
Ruane & Co.
Tr Paul                                                                                     5.56%
Ithaca, NY 14851
---------------------------------------------------------------------------------------------------------------------------
DEA Annuity Fund                                                                                                 8.40%
New York, NY 10007
---------------------------------------------------------------------------------------------------------------------------
First County Bank                                                                                                6.19%
Stamford, CT  06901
---------------------------------------------------------------------------------------------------------------------------
Ameritrade Inc.
for the Exclusive Benefit of our Customers                             6.71%
Omaha, NE 68103
----------------------------------------------------------------------------------------------------------------------------


INCOME TRUST                                                                           Percent of Outstanding Shares Owned
                                                                                  ------------------------------------------
                                                                                             WCIF                WTRB
----------------------------------------------------------------------------------------------------------------------------
Counsel Trust Co.                                                                                              13.18%
Plumbers Local 112 Annuity
Pittsburgh, PA 15222
-----------------------------------------------------------------------------------------------------------------------------
Avidia Bank                                                                                                     8.57%
Hudson, MA  01749
-----------------------------------------------------------------------------------------------------------------------------
First County Bank                                                                                               8.04%
Stamford, CT 06901
-----------------------------------------------------------------------------------------------------------------------------
Farmers & Merchants
A Bank of the Cascades Company                                                             6.23%
Meridian, ID 83642
-----------------------------------------------------------------------------------------------------------------------------
SEI Private Trust Co.                                                                      8.45%
c/o State Street Bank & Trust
Oaks, PA  19456
-------------------------------------------------------------------------------------------------------------------------------
Ruane & Co.                                                                                12.48%
c/o Tompkins County Trust Company
Ithaca, NY 14851
-------------------------------------------------------------------------------------------------------------------------------
Ameritrade Inc.
for the Exclusive Benefit of our Customers                                                                        6.20%
Omaha, NE 68103
--------------------------------------------------------------------------------------------------------------------------------


     As of April 1, 2009, to the knowledge of each Trust, no other person owned of record or beneficially 5% or more of a fund's outstanding shares as of such date.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

     The Trusts have engaged Wright to act as investment adviser to the funds pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Wright is a wholly-owned subsidiary of The Winthrop Corporation, a Connecticut corporation. The Winthrop Corporation, through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing. Wright furnishes each fund with investment advice and management services, as described below.

     Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the funds, will furnish continuously an investment program with respect to the funds, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the funds investment advice and management services, office space, equipment, clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees. In return for these services, each fund is obligated to pay a monthly advisory fee calculated at the rates set forth in the current Prospectus.

     The investment adviser, the distributor and each fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Wright employees may purchase and sell securities subject to certain pre-clearance and reporting requirements and other procedures. These Codes of Ethics are on public file with, and available from, the Securities and Exchange Commission.


     The following table sets forth the net assets of each fund at December 31, 2008 and the advisory fee paid by the funds during the fiscal years ended December 31, 2008, 2007, and 2006.


                                                 Aggregate                             Advisory Fees Paid
                                                Net Assets                  for the Fiscal Year Ended December 31
                                                                            -------------------------------------
                                                at 12/31/08                   2008             2007              2006
-------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST
---------------------------------
WSBC(1)                                       $ 13,363,808              $   108,213        $   164,183        $   263,675
WMBC(2)                                         32,483,584                  274,083            362,566            391,257
WIBC                                            67,145,534                1,045,198          1,790,901          1,360,190

THE WRIGHT MANAGED INCOME TRUST
--------------------------------
WCIF(3)                                       $ 38,806,209              $   178,144        $   177,915         $  148,408
WTRB(4)                                         23,262,403                  105,943            124,152            165,521

---------------------------------------------------------------------------------------------------------------------------------

(1) To enhance the net income of the fund, Wright waived adviser fees of $64,330, $43,860 and $12,425 for the years ended December 31, 2008, 2007 and
    2006, respectively, and $5,749 of expenses were allocated to the investment adviser for the year ended December 31, 2008.

(2) To enhance the net income of the fund, Wright waived adviser fees of $4,893 for the year ended December 31, 2008 and $2,361 and $2,034 of expenses were allocated to the investment adviser for the fiscal year ended December 31, 2008 and 2006, respectively.

(3) To enhance the net income of the fund, Wright waived adviser fees of $6,963, $19,965 and $27,661 for the years ended December 31, 2008, 2007 and 2006, respectively, and $6,676 of expenses were allocated to the investment adviser for the fiscal yar ended December 31, 2008.

(4) To enhance the net income of the fund, Wright waived adviser fees of $105,943, $69,860 and $3,284 for the years ended December 31, 2008, 2007 and
    2006, respectively, and $25,118 and $10,367 of expenses were allocated to the investment adviser for the years ended December 31, 2008 and 2007


     The Trusts have engaged Eaton Vance to act as the administrator for each fund pursuant to separate Administration Agreements. For its services under the Trusts' Administration Agreements, Eaton Vance receives monthly administration fees. The following table sets forth the administration fee rates paid for the three fiscal years ended December 31, 2008.

                                                                                    Administration Fees Paid by the Funds
                                              Fee Paid as a % of Average Daily       for the Fiscal Year Ended December 31
                                               Net Assets for the Fiscal Year   ----------------------------------------------
                                               Ended December 31, 2007          2008             2007              2006
------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST
-------------------------------
WSBC                                                   0.12%                  $21,643            $32,775            $52,735
WMBC                                                   0.12%                   54,817             72,498             78,251
WIBC                                                   0.14%                  184,837            259,000            220,273

THE WRIGHT MANAGED INCOME TRUST
-------------------------------
WCIF                                                   0.09%                  $35,629            $33,583            $29,664
WTRB                                                   0.07%                   16,480             19,324             25,726

-----------------------------------------------------------------------------------------------------------------------------------

     Eaton Vance is a business trust organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of Eaton Vance. Eaton Vance and EV are wholly owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     In addition to the fees payable to the service providers described herein, the funds are responsible for usual and customary expenses associated with their respective operations not otherwise payable by Wright or Eaton Vance. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For each fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration fees under federal securities laws and the cost of providing required notices to state securities administrators.

     Each Investment Advisory Contract may be continued from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the respective funds. The Administration Agreements may be continued from year to year so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of the affected fund, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust, under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust for any loss incurred.


The portfolio managers responsible for the day-to-day management of each Fund are: James P. Fields for the Wright Current Income Fund, Amit S. Khandwala for the Wright International Blue Chip Fund and for the Wright Selected Blue Chip Fund, Charles T. Simko, Jr. for the Wright Major Blue Chip Fund and for the Wright Selected Blue Chip Fund and Anthony van Daalen for the Wright Total Return Bond Fund. Each Manager is a member of Wright's investment Committee that controls the investment process. Each manager also has the responsibility for managing portfolios for other clients of the Adviser.



The table below shows the number of accounts each portfolio manager managed and the total assets in the accounts in each listed category at the end of December 2008. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                                                                                    Number of Accounts   Total Assets Paying
                                             Number of           Total Assets            Paying a         a Performance Fee
                                             Accounts                Mil$             Performance Fee           Mil$
--------------------------------------------------------------------------------------------------------------------------------


WRIGHT CURRENT INCOME FUND
James P. Fields
Registered Investment Companies                  1                    38.8                   0                    0
Other Accounts                                   0                     0                     0                    0


WRIGHT INTERNATIONAL BLUE CHIP FUND
Amit S. Khandwala
Registered Investment Companies                  1                    67.1                   0                    0
Other Accounts                                   1                    22.2                   0                    0


WRIGHT MAJOR BLUE CHIP FUND
Charles T. Simko, Jr.
Registered Investment Companies                  1                    32.5                   0                    0
Other Accounts                                  12                   103.3                   0                    0

WRIGHT SELECTED BLUE CHIP FUND
Charls T. Simko,Jr.& Amit S. Khandwala
Registered Investment Companies                  1                    13.4                   0                    0
Other Accounts                                   2                     1.3                   0                    0

WRIGHT TOTAL RETURN BOND FUND
Anthony van Daalan
Registered Investment Companies                  1                    23.3                   0                    0
Other Accounts                                   8                   170.8                   0                    0


The following table shows the dollar range of shares of a fund beneficially owned by a Portfolio Manager of a fund and in all Wright Managed Funds as of December 31, 2008:

                                                        Dollar Range                       Aggregate Dollar Range of
  Fund Name and                                      of Securities Owned           Securities Owned in all Registered Funds
       Portfolio Manager                                 in the Fund                      in the Wright Managed Funds
----------------------------------------------------------------------------------------------------------------------------------

  WSBC
       Charles T. Simko, Jr.                          $      0-$ 10,000                         $ 10,001-$ 50,000
       Amit S. Khandwala                              $ 10,001-$ 50,000                             Over $100,000
  WMBC
       Charles T. Simko, Jr.                          $ 10,001-$ 50,000                         $ 50,001-$100,000
  WIBC
       Amit S. Khandwala                                  Over $100,000                             Over $100,000
  WCIF
       James P. Fields                                $ 10,001-$ 50,000                             Over $100,000
  WTRB
       Anthony van Daalan                             $ 10,001-$ 50,000                             Over $100,000

Conflicts of interest may arise in connection with the portfolio managers' management of a Fund portfolio and the investments of other accounts for which the portfolio manager is responsible. An example may be in allocating management time and resources or due to differences in restrictions between the Fund and other similar accounts. Whenever conflicts of interest arise, the portfolio manager will do his best to exercise discretion in a manner that he believes is equitable to all interested persons.

COMPENSATION STRUCTURE. The investment adviser compensates its portfolio managers by paying a base salary and an annual performance-based bonus. They may also receive stock-based incentives. They receive other benefits, such as insurance, which are broadly available to all the investment adviser's employees. Compensation of the investment professionals is generally reviewed on an annual basis.

The compensation of portfolio managers will include consideration of any additional responsibilities and the manager's performance in meeting them.

PROXY VOTING POLICY. The Board of Trustees of each Trust have adopted a Proxy Voting Policy and Procedures (the "Fund Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the funds' investment adviser and adopted the investment adviser's Proxy Voting Policies and Procedures (the "Policies") which are described below. At each quarterly meeting of the Board, Wright shall submit a report describing any issues arising under the Policies since the last report to the Board and any proxy votes taken by Wright on behalf of the funds since the last report to the Board that were exceptions from the Policies, and the reasons for any such exceptions.

No less frequently than annually, Wright shall furnish the Board, and the Board shall consider, a written report identifying any recommended changes in the existing Policies, evolving industry practices and developments in applicable laws or regulations.

In the event that a conflict of interest arises between the funds' shareholders and the Wright and its affiliates, directors, officers, employees, the Compliance Officer of Wright shall perform this assessment on a proposal-by-proposal basis, and if a potential conflict is deemed to exist shall promptly report the matter to the Chief Executive Officer ("CEO") of Wright . The CEO of Wright shall determine whether a potential conflict exists and is authorized to resolve any such potential conflict in a manner that is in the collective best interests of the funds and Wright's other clients (excluding any client that may have a potential conflict). The CEO may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Policies, Wright may vote the proxy in accordance with the pre-determined policies and guidelines set forth in these Policies; provided that such pre-determined policies and guidelines involve little discretion on the part of Wright; (ii) Wright may engage an independent third-party to determine how the proxy should be voted; or
(iii) Wright may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the persons(s) making the voting decision in order to insulate the potential conflict from the decision maker.


Wright generally will vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Nevertheless, actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote. The Policies include voting guidelines on matters relating to, among other things, auditor independence, election of directors, executive compensation, corporate structure and anti-takeover measures. Wright may abstain from voting from time to time when it determines that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant, or that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For a copy of the Proxy Voting Policies and Procedures see Appendix B. Information on how the funds voted proxies relating to portfolio securities during the 12 month period ended June 30 is available (1) without charge, upon request by calling 1-800-888-9471 and (2) on the Securities and Exchange Commissions website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS AND RELATED INFORMATION

In accordance with rules established by the SEC, the funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http:/www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http:/sec.gov/info/edgar/prrules.htm or by calling 1-800-SEC-0330). After filing, the funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wisi.com and are available upon request at no additional cost by contacting Wright at 800-888-9471.

In addition to the disclosure of complete portfolio holdings, a list of equity holdings grouped by industry at the end of each calendar quarter is published for each equity fund as soon as practicable after the end of the quarter. Initial publication is in the form of a "fact sheet" which is available on Wright's website. The listing does not include the amount or value of the holdings but does indicate the percentage that each industry represents in the portfolio.

The portfolio holdings of the funds and other information concerning portfolio characteristics may be considered material non-public information. The funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the funds. The funds or the investment adviser may provide a fund's full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this Statement of Additional Information are (1) affiliated and unaffiliated service providers (including the investment adviser, custodian administrator, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential; (2) other persons who owe a fiduciary or other duty of trust or confidence to the funds (such as fund legal counsel and independent registered public accounting firms); or (3) persons to whom the disclosure is made in advancement of a legitimate business purpose of the funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements with securities lending agents, credit rating agencies, statistical ratings agencies, analytical service providers engaged by the investment adviser, proxy evaluation vendors, pricing services and translation services). The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes.

The fund's portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the fund's service providers who generally need access to such information in the performance of their contractual duties and responsibilities. Such service providers are subject to duties of confidentiality arising under law or contract. The funds, the investment adviser and principal underwriter will not receive any monetary or other consideration in connection with the disclosure of information concerning the funds' portfolio holdings.

Compliance with the funds' portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made in accordance with the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to this Statement of Additional Information.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the funds to existing and prospective fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading fund shares and/or portfolio securities held by the funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the funds.

CUSTODIAN AND TRANSFER AGENT


     State Street Bank & Trust Company ("State Street"), 200 Clarendon Street, Boston, Massachusetts, acts as custodian for the funds. State Street has the custody of all cash and securities of the funds, maintains the funds' general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the funds' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the funds.



     Atlantic Fund Administration, LLC, P.O. Box 588, Portland, ME 04112 is the funds' transfer agent.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-9698 is the Trusts' independent registered public accounting firm, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

BROKERAGE ALLOCATION

     Wright places the portfolio security transactions for each fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of their accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the funds to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staffs.


     This policy is consistent with a rule of the Financial Industry Regulatory Authority (FINRA), which rule provides that no firm which is a member of the Association may favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


     Under the Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

     The Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.


     During the fiscal years ended December 31, 2008, 2007, and 2006, the Equity
funds  paid  the  following   aggregate   brokerage   commissions  on  portfolio
transactions.

                       2008                 2007                      2006
-------------------------------------------------------------------------------

         WSBC        $ 39,401             $ 56,516              $ 90,904
         WMBC          61,319               68,017               157,587
         WIBC          73,728              166,145               137,663

-------------------------------------------------------------------------------

     It is expected that purchases and sales of portfolio investments by the Income funds will be with the issuers or with major dealers in debt instruments acting as principal, and that the funds will normally pay no brokerage commissions. The cost of securities purchased from underwriters includes a disclosed, fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. During the fiscal years ended December 31, 2008, 2007, and 2006, none of the Income funds paid brokerage commissions.

PRICING OF SHARES

     For a description of how the funds value their Shares, see "Information About Your Account - How the Funds Value their Shares" in the funds' current Prospectus. The funds value securities with a remaining maturity of 60 days or less by the amortized cost method. The amortized cost method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

                              * * *

     The funds will not price securities on the following national holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

PRINCIPAL UNDERWRITER

     Each Trust has adopted a Distribution Plan as defined in Rule 12b-1 under the 1940 Act (the "Plan") on behalf of its funds with respect to each fund's shares. Each Plan was initially approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interests in the operation of the Trust's Plan (the "12b-1 Trustees") on January 22, 1997. Each Trust's Plan specifically authorizes each fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of its shares. The expenses of such activities will not exceed 0.25% per annum of each fund's average daily net assets attributable to the shares. Payments under the Plan are reflected as an expense in each fund's financial statements.

     Each Trust has entered into a distribution contract on behalf of its funds with respect to the funds' shares with its principal underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), 440 Wheelers Farms Road, Milford, CT 06461, a wholly owned subsidiary of Winthrop, providing for WISDI to act as a separate distributor of each fund's shares.

     Each fund will pay 0.25% of its average daily net assets attributable to Standard Shares, to WISDI for distribution activities on behalf of the fund in connection with the sale of its shares. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of a fund may include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type intended to enhance the sale of shares of the fund and interest or other financing charges. Subject to the 0.25% per annum limitation imposed on shares by each Trust's Plan, a fund may pay separately for expenses of activities primarily intended to result in the sale of the fund's shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter M. Donovan, President, Chief Executive Officer and a Trustee of each Trust and Chief Executive Officer and a Director of Wright and Winthrop, is a Director of WISDI.

     It is the opinion of the Trustees and officers of each Trust that the following are not expenses primarily intended to result in the sale of shares issued by any fund: fees and expenses of registering shares of the fund under federal or state laws regulating the sale of securities; fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under federal or state laws regulating the sale of securities; fees of registering, at the request of the Trust, agents or representatives of a principal underwriter or distributor of any fund under federal or state laws regulating the sale of securities, provided that no sales commission or "load" is charged on sales of shares of the fund; and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of shares issued by a fund, they will be considered to be expenses contemplated by and included in the Plan but not subject to the 0.25% per annum limitation described herein.


     Under each Trust's Plan, the President or Vice President of the Trust will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 2008, it is estimated that WISDI spent approximately the following amounts on behalf of The Wright Managed Investment Funds, including the funds in the Trusts:

                  Wright Investors' Service Distributors, Inc.
                      Financial Summaries for the Year 2008



                                                                 Printing       Travel     Commissions    Adminis-
                                                                & Mailing          &            &         tration
FUNDS                                              Promotional   Prospectuses Entertainment Service Fees  & Other      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST
---------------------------------
Wright Selected Blue Chip Equities Fund (WSBC)       $   -       $   -       $     -        $     87      $  -         $     87
Wright Major Blue Chip Equities Fund (WMBC)              -         4,045         4,164        53,050       10,136        71,395
Wright International Blue Chip Equities Fund (WIBC)      -        14,403        14,564       246,102       54,088       329,057

THE WRIGHT MANAGED INCOME TRUST
--------------------------------
Wright Current Income Fund (WCIF)                    $   -       $    12       $    22        $  982      $   252    $    1,268
Wright Total Return Bond Fund (WTRB)                     -            -            -             -            -            -

-----------------------------------------------------------------------------------------------------------------------------------


     The following table shows the distribution expenses allowable to WISDI and paid by each fund during the year ended December 31, 2008.

                               Distribution   Distribution                                  Distribution     Distribution
                Distribution     Expenses     Expenses Paid                   Distribution    Expenses       Expenses Paid
                  Expenses         Paid     As a % of Fund's                    Expenses        Paid       As a % of Fund's
                  Allowable       by Fund  Average Net Assets                   Allowable      By Fund    Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST                                                  THE WRIGHT MANAGED INCOME TRUST
-------------------------------                                                 ---------------------------------

WSBC              $ 45,089       $    87          0.00%                  WCIF    $98,969        $ 1,268            0.00%
WMBC               114,201        71,395          0.16%                  WTRB     58,857            -              0.00%
WIBC               329,057       329,057          0.25%

-----------------------------------------------------------------------------------------------------------------------------------


     Under its terms, each Trust's Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the 12b-1 Trustees. Each Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of a majority of the outstanding shares and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. Each Trust's Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities. If a Plan is terminated, the respective fund would stop paying the distribution fee and the Trustees would consider other methods of financing the distribution of the fund's shares. So long as a Trust's Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not such interested persons. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and the holders of shares.

SERVICE PLANS

     The Service Plans were adopted on behalf of the funds by the Trustees of each Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Trust's Service Plan (the "Plan Trustees"), on January 22, 1997, and will continue in effect from year to year, provided such continuance is approved annually by a vote of the respective Trust's Trustees, including a majority of the Plan Trustees. Each Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the appropriate Trust who are not interested persons of that Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the funds in each respective Trust and each fund's shareholders.


     For the fiscal year ended December 31, 2008, the funds did not accrue or pay any service fees.


TAXES

     Each fund is treated as a separate entity for accounting and tax purposes and has elected to be treated, has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. If a fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a fund to tax at the corporate level and when such income is distributed to a further tax at the shareholder level. In order to qualify as a regulated investment company for any taxable year, each fund must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders.

     Each fund also will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain other distribution requirements with respect to each calendar year. Each fund intends to make the required distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     In order to qualify as a regulated investment company under Subchapter M of the Code, each fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the "90% income test"), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the fund's total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund's total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships [other than qualified publicly traded partnerships] or trusts) will generally pass through to the fund. Consequently, the funds may be required to limit their equity investments in such entities that earn fee income, rental income or other nonqualifying income.

     If each fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, each fund generally will not be subject to U.S. federal income tax on any income of the fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

     Any dividend declared by a fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a fund may be "spilled back" and treated as paid by the fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the fund's portfolio or undistributed taxable income of the fund. Consequently, subsequent distributions of the fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.


      As  of  December  31,   2008,   the   following  funds  had  capital loss
carryforwards, as determined for federal income tax purposes, of $640,031 for WSBC which expire in 2016, $15,844,437 for WMBC which expire between 2010 and 2016, $18,850,926 for WIBC which expire in 2016, $1,302,373 for WCIF which expire between 2011 and 2015 and $2,067,378 for WTRB which expire between 2010 and 2015. These loss carryforwards will reduce the applicable fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve that fund of liability for federal income tax.



     Dividends received by WSBC and WMBC from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by such fund (except for capital gain dividends received from a fund) may be eligible for the 70% dividends received deduction generally available to corporations under the Code. Any dividends received deduction with respect to qualifying dividends received from WSBC or WMBC will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if the shares are deemed to have been held for less than the required holding period, generally 46 days, which must be satisfied over a prescribed period immediately before and after the shares become ex-dividend. In particular cases, receipt of distributions qualifying for the deduction may result in liability for the alternative minimum tax and/or, for "extraordinary dividends," reduction of the tax basis (possibly requiring current recognition of income to the extent such basis would otherwise be reduced below zero) of the corporate shareholder's shares. Dividends received from all funds other than WSBC or WMBC generally are not expected to qualify for such dividends received deduction.

     A fund may be subject to withholding and other taxes imposed by foreign countries including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. All funds other than WIBC do not expect to satisfy the requirements for passing through to shareholders their pro rata shares of qualified foreign taxes paid by any fund, with the result that the shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns. Section 988 of the Code may cause certain foreign exchange gains and losses realized by a fund to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

     If more than 50% of WIBC's total assets at the close of any taxable year consist of stock or securities of foreign corporations, WIBC may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund (not in excess of its actual liability), with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions actually received), would treat such taxes as foreign taxes paid by them, and may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

     Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If WIBC makes the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by WIBC (not in excess of the tax actually owed by WIBC) in computing their income subject to federal income taxation or, alternatively, use them as foreign tax credits, subject to applicable limitations under the Code, against their federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if WIBC makes the election described above.

     If WIBC makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder's taxable income from foreign sources (but not in excess of the shareholder's entire taxable income) bears to his taxable income. For this purpose, long-term and short-term capital gains realized and distributed to shareholders by WIBC generally will not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code and of any other income realized by WIBC that is deemed under the Code to be U.S.source income in the hands of WIBC. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and related foreign taxes. As a result of these rules, which may have different effects depending on each shareholder's particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by WIBC. Shareholders who are not liable for federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If WBIC does make the election, it will provide required tax information to shareholders.

     If a fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock of such companies, even if all income or gain actually received by the fund is timely distributed to shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. A fund may limit and/or manage its holdings in such foreign companies to limit its tax liability or maximize its return from these investments.

     WIBC's transactions in certain foreign currency options, futures or forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to WIBC, defer fund losses, cause adjustments in the holding periods of securities and convert capital gains or losses into ordinary income or losses. These rules may therefore affect the amount, timing and character of WIBC's distributions to shareholders.


     If a fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if such fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, such fund also must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify for the tax treatment as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each such fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.


     An  Equity  fund  may  follow  the  tax   accounting   practice   known  as
equalization, which may affect the amount, timing and character of its distributions to shareholders.

     Redemptions (including exchanges) and other dispositions of fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of fund shares is properly treated as a sale for tax purposes, as this discussion assumes. In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized upon the redemption, exchange or other sale of shares of a fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of fund shares may be disallowed under "wash sale" rules to the extent shares of the same fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

     Under Treasury regulations, if a shareholder realizes a loss on disposition of a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.


     Unless shareholders specify otherwise, all distributions from a fund will be automatically reinvested in additional full and fractional shares of the same fund. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder takes them in cash or reinvests them in additional shares. Dividends from investment company taxable income are taxable either as ordinary income or, if so designated by a fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a 15% maximum U.S. federal income tax rate. Distributions from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares. Dividend distributions to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to qualified dividend income, as that term is defined in Section 1(h)(11)(B) of the Code, from a fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the fund and the shareholders.

     A dividend that is attributable to qualified dividend income of a fund that is paid by the fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of such fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a fund from passive foreign investment companies will not qualify for the maximum 15% U.S. federal income tax rate.

     Capital gain dividends distributed by a fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Distributions by a fund in excess of the fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed on the following page. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

         A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The funds will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although a fund may in its sole discretion provide relevant information to shareholders.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     Federal law may require that each fund withhold (as "backup withholding") at a rate of 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid thereafter of reportable payments, including dividends, capital gains distributions and the proceeds of redemptions and exchanges or repurchases of fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The funds may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. This description does not address special tax rules that may be applicable to particular types of investors, such as IRAs and other retirement plan accounts, as well as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a nonresident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from a fund (other than certain dividends derived from short-term capital gains and qualified interest income of the fund currently only for taxable years of the fund commencing after December 31, 2004 and prior to January 1, 2008, and only if the fund chooses to make a specific designation relating to such dividends) and, unless an effective IRS Form W-8BEN, or other authorized withholding certificate is on file, backup withholding at the rate of 28% on certain other payments from the fund. None of the funds expects to be a "U.S. real property holding corporation" as defined in section 897(c)(2) of the code or to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a fund were a U.S. real property holding corporation, certain distributions by the fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 35% and non-U.S. shareholders owning 5% or more of the fund within one year of certain distributions would be required to file a U.S. fedral income tax return to report such gains. Investors should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

FINANCIAL STATEMENTS

     The audited financial statements of, and the independent registered public accounting firm's report for the funds appear in the funds' most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the funds' annual report accompanies this Statement of Additional Information.


     Registrant incorporates by reference the audited financial information for the funds for the fiscal year ended December 31, 2008 as previously filed electronically with the SEC on February 27, 2009.
(Accession Number 0000715165-09-000004)

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS
-------------------------------------------------------------------------------


WRIGHT QUALITY RATINGS

     Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

     Each rating is based on individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and
(3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent,
C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.

EQUITY SECURITIES

     INVESTMENT ACCEPTANCE reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

     FINANCIAL STRENGTH represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     PROFITABILITY AND STABILITY measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     GROWTH per common share of the corporation's equity capital, earnings, cash earnings, dividends, assets, and sales -- rather than the corporation's overall growth of dollar sales and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. At the discretion of The Investment Committee, a computed rating may be changed to reflect relevant corporate factors.

DEBT SECURITIES

     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of:
(a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed-income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 AND P-1 COMMERCIAL PAPER RATINGS BY S&P AND MOODY'S

     An S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established  industries.
     -- High rates of return on funds employed.
     -- Conservative  capitalization  structures with moderate  reliance on debt and ample asset protection.
     -- Broad margins in earnings coverage of fixed financial  charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

BOND RATINGS

     In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the two major rating companies, Moody's and S&P. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. S&P uses a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of S&P (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Bonds in the lowest investment grade category (BBB) may have speculative characteristics. Note that both S&P and Moody's currently give their highest rating to issuers insured by the American Municipal Bond Assurance Corporation (AMBAC) or by the Municipal Bond Investors Assurance Corporation (MBIA).

     Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher- rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

     Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

NOTE RATINGS

     In addition to Wright quality ratings, municipal notes and other short-term loans may be assigned ratings by Moody's or Standard & Poor's. Moody's ratings for municipal notes and other short- term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad- based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

     Standard & Poor's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

APPENDIX B-- PROXY VOTING POLICY
-----------------------------------------------------------------------------


INTRODUCTION AND DEFINITIONS

         Wright's authority to vote the proxies of certain of our clients is established by our advisory contracts or comparable documents, and may sometimes be inferred from governmental regulations. Wright believes its Proxy Voting Policies and Procedures comply with the requirements of the Securities and Exchange Commission ("SEC") governing advisers, and reflect the fiduciary standards and responsibilities for ERISA accounts set forth in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

         "Board" shall mean the Board of Directors of Wright Investors'
          Service, Inc.
         "Wright" shall mean Wright Investors' Service, Inc.

1.       STATEMENTS OF POLICIES AND PROCEDURES

         A.       Policy Statement
                  ------------------
                  The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

                  We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Wright's equity selection for portfolios is determined by a series of quality screens, which measure both current and long term financial strength, profitability, stability and growth of a company. This reflects a basic investment criterion that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principle and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part 3 of these Proxy Voting Policies and Procedures.

         B.       Administration and Conflicts of Interest
                  -----------------------------------------

                  Wright's Compliance Officer ("CO") reviews the Proxy Issues in this Policy and reviews any proposal that may differ significantly. The CO may delegate the voting of each proxy to an Administrative Officer of Wright but will maintain the reporting responsibility to the regulatory authorities and the oversight of the voting of the proposals. The CO will assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the CO determines that a potential conflict may exist, the CO shall promptly report the matter to the Chief Executive Officer of Wright ("CEO"). The CEO shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the CEO may resolve a potential conflict in any of the following manners:

                           If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

                           We may engage an independent third-party to determine how the proxy should be voted; or

                           We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

                  We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

         C.       Limitations on Our Responsibilities
                  ------------------------------------
                  1.       Responsibility
                           ---------------
                           We are responsible for voting proxies related to securities held by certain mutual funds and certain other clients for which we serve as the investment adviser.

                  2.       Limited Value
                           -------------
                           We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

                  3.       Unjustifiable Costs
                           --------------------
                           We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

                  4.       Special Client Considerations
                           -------------------------------
                           Mutual funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions and guidelines communicated to us in writing.

                           ERISA accounts. With respect to ERISA clients for whom we have accepted responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

                  5.       Client Direction
                           -----------------
                           Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these proxy voting policies and procedures. Subject to ERISA restrictions, we will follow such written direction for proxies received after our receipt of such written direction.

                  6.       Blocking
                           ----------
                           In countries where "share blocking" is practiced or shares are required to be re-registered, we do not vote since voting would restrict our ability to manage the portfolio. Share blocking occurs when shareholders are not able to trade within a given period of time on or around the shareholder meeting date.

         D.       Disclosure
                  -----------
                  A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their Client Service Officer or the Compliance Officer to make such a request.

         E.       Review and Changes
                  ------------------
                  We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client (as is the case with our mutual fund clients), these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy
                  Voting Policies and Procedures from their Client Service Officer.

         F.       Delegation
                  ------------
                  We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures. At present, Wright votes all proxies. We utilize third parties for record keeping only.

         G.       Maintenance of Records
                  ------------------------
                  Specific records are required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act. In addition, we will make and maintain such special reports as our mutual fund clients require in writing.

3.       PROXY ISSUES

         The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Section 1.A of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Wright normally votes "routine business matters" in favor of management. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote.

         Wright does not intend these policy guidelines to be exhaustive since there are many different individual issues that appear on ballots. The following proposals represent some of the most frequently encountered by Wright over the last few years.

         AUDITOR INDEPENDENCE Proposals requiring that the independent auditor provide only audit services and no other services will be reviewed on a case-by-case basis.

         CLASSIFIED/STAGGERED TERM BOARDS Wright believes that boards should not be classified. Staggered boards reduce shareholders' ability to influence corporate policy. Shareholders need to understand, however, that a declassified board (all members are elected annually) may make a hostile takeover easier.

         CONFIDENTIAL VOTING BY SHAREHOLDERS Wright is in favor of confidential voting, which provides some protection to shareholders from lobbying efforts by management and other interest groups.

         ENVIRONMENTAL ISSUES - ADOPTION OF "CERES" OR "VALDEZ PRINCIPLES" Wright believes that companies have an obligation to operate in a manner that safeguards the environment as well as the health and safety of their employees and the public. However, in the best interests of the shareholders' investment, Wright believes that, excepting emergency situations, environmental demands should be made in a cost-effective manner.

         EQUAL ACCESS We agree that shareholders should have equal access to management's proxy material in order to evaluate proxy proposals and director nominees.

         EQUAL OPPORTUNITY/AFFIRMATIVE ACTION REPORTs Wright supports policies that promote the hiring and advancement of people without regard to race, color, sex, sexual orientation, age, religion, national origin or disability. U.S. corporations are required to comply with a variety of federal and state fair employment and civil rights laws. They also prepare and file reports required by government agencies that monitor their performance in this area. Corporations with operations overseas also have to meet employment requirements and file reports to foreign governments. We believe that shareholder requests for special reports on this issue would merely add an extra corporate burden in terms of cost and time without significantly changing existing employment policies.

         EXECUTIVE COMPENSATION Wright agrees with the concept of tying key executive compensation to the performance of the company relative to its peer group. In fact, many corporate executive compensation programs already tie compensation to long and short term performance criteria.

         Wright normally votes against proposals advocating strict salary caps, however, because they are simplistic and arbitrary in their approach to the complex issues involved in executive compensation. Putting an arbitrary cap on executive pay for an individual company could severely limit that company's ability to attract, retain and motivate talented individuals relative to their peers at competing companies that are not limited by salary caps.

         GOLDEN PARACHUTES Wright believes that severance packages should be tied to the company's performance while the executive was in office. We also support the proposals that require shareholder approval for future severance agreements with senior executives that provide benefits in an amount exceeding 2.99 times the sum of the executive's base salary plus bonus.

         GREENMAIL Since the payment of greenmail generally favors one group of shareholders over another, Wright is opposed to greenmail proposals.

         INDEPENDENT DIRECTORS Wright supports proposals for a majority of independent directors. Wright also supports proposals that Nominating, Compensation and Audit committees be made up of a majority of independent directors. Wright believes that Outside Director compensation should include direct stock ownership.

         INTERNATIONAL LABOR STANDARDS AND HUMAN RIGHTS Wright supports proposals calling for companies to adopt codes or policies based on the principles of the International Labor Organization's Fundamental Convention, This includes freedom of association, the abolition of forced labor and the elimination of child labor. This support includes proposals for adoption of the MacBride principles applying to Northern Ireland.

         POISON PILLS AND OTHER ANTI-TAKEOVER MEASURES Such proposals must be evaluated on a case-by-case basis. Shareholders' interests are not best served, in Wright's opinion, by provisions so restrictive as to discourage legitimate take-over offers that result in management retrenchment. On the other hand, provisions that provide for the fair treatment of all shareholders and seek to maximize shareholder value by encouraging would-be acquirers to negotiate with the board may be in the best interest of the shareholders. Wright believes that such plans should be approved by shareholder vote and subsequent periodic vote.

         SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS Wright is in favor of shareholders having rights, within reason, to call special meetings for matters of importance.

         STOCK OPTIONS Wright supports proposals that future stock options to senior executives be performance-based. Most proposals link the exercise price to an index or an industry peer group, so that the options have value only to the extent that the company's stock price performance exceeds the index or peer group performance.

         SUPER MAJORITY VOTING REQUIREMENTS Wright supports proposals to lower the requirement of a super majority vote.






                                      PART C
                            -------------------------
                                OTHER INFORMATION

ITEM 23. EXHIBITS

         (a) (1) Amended and Restated Declaration of Trust dated April 28, 1997 filed as Exhibit (1) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.
              (2) Amendment of  Establishment  and  Designation  of Series dated
                  February 26, 2002 filed as Exhibit (a)(2) to Post-Effective Amendment No. 31 filed April 29, 2002 and incorporated herein by reference.
              (3) Amended Establishment and Designation of Series dated June 12,
                  2003 filed herewith as Exhibit (a)(3) to Post-Effective Amendment No. 33 on April 29, 2004 and incorporated herein by reference.
              (4) Amended  Establishment and Designation of Series dated May 19,
                  2004 filed as Exhibit (a)(4) to Post-Effective Amendment No. 34 on February 25, 2005 and incorporated herein by reference.
              (5) Amended Establishment and Designation of Series dated December
                  16, 2004 filed as Exhibit (a)(5) to Post-Effective Amendment No. 34 on February 25, 2005 and incorporated herein by reference.
              (6) Amended Establishment and Designation of Series dated December
                  11, 2006 filed as Exhibit (a)(6) to Post-Effective Amendment No. 37 filed April 27, 2007 and incorporated herein by reference.

         (b)  Amended and Restated By-Laws dated March 18, 1997 filed as Exhibit
              (2) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (c)  Not Applicable

         (d) (1) Investment Advisory Contract dated September 23, 1998 with Wright Investors' Service, Inc. (on behalf of Wright U.S. Treasury Money Market Fund) filed as Exhibit (d)(1) to Post-Effective Amendment No. 24 on February 24, 1999 and incorporated herein by reference.
              (2) Investment Advisory Contract dated September 1, 2000 with
                  Wright Investors' Service, Inc. on behalf of: Wright U.S. Treasury Fund, Wright U.S. Government Near Term Fund, Wright Total Return Bond Fund and Wright Current Income Fund filed as Exhibit (d)(2) to Post-Effective Amendment No.
                  28 on February 28, 2001 and incorporated herein by reference.
              (3) Amended and Restated Administration Agreement with Eaton Vance
                  Management dated February 1, 1998 filed as Exhibit (5)(b)(1) to Post-Effective Amendment No. 23 filed April 29, 1998 and incorporated herein by reference.
              (4) Amendment   dated  June  6,  2000  to  Amended  and   Restated
                  Administration Agreement with Eaton Vance Management dated February 1, 1998 filed as Exhibit (d)(4) to Post-Effective Amendment No. 28 on February 28, 2001 and incorporated herein by reference.
              (5) Amendment  dated  December  20, 2002 to Amended  and  Restated
                  Administration Agreement with Eaton Vance Management dated February 1, 1998, filed as Exhibit (d)(5) to Post-Effective Amendment No. 32 on April 28, 2003 and incorporated herein by reference.
              (6) Corrected  Schedule B to Amendment  dated December 20, 2002 to
                  Amended and Restated Administration Agreement dated February 1, 1998. Filed herewith as Exhibit (d)(6).

         (e) Distribution Contract with MFBT Corporation dated December 19, 1984 filed as Exhibit (6) to Post-Effective Amendment No. 20 filed February 29, 1996 and incorporated herein by reference.

         (f)  Not Applicable

         (g) (1) Custodian Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (8)(a) to Post-Effective Amendment No. 20 filed February 29, 1996 and incorporated herein by reference.
              (2) Amendment  dated  September  20,  1995  to  Master   Custodian
                  Agreement filed as Exhibit (8)(b) to Post-Effective Amendment No. 20 filed February 29, 1996 and incorporated herein by reference.
              (3) Amendment  dated  September  24,  1997  to  Master   Custodian
                  Agreement filed as Exhibit (g)(3) to Post-Effective Amendment No. 24 on February 24, 1999 and incorporated herein by reference.

              (4) Extension  Agreement  dated  January 9, 2001 to the  Custodian
                  Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (g)(4) to Post-Effective Amendment No. 28 on February 28, 2001 and incorporated herein by reference.
              (5) Amendment  Agreement  dated  June  16,  2003 to the  Custodian
                  Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (g)(5) to Post-Effective Amendment No. 33 on April 29, 2004 and incorporated herein by reference.
              (6) Delegation  Agreement  with Investors Bank & Trust Company dated December 7, 2000 pursuant to Rules 17f-5 and 17f-7filed as Exhibit (g)(4) to Post-Effective Amendment No. 7 of Catholic Values Investment Trust (File Nos. 333-17161, 811-07951) filed with the Commission on April 26, 2001 (Accession No. 0000715165-01-500014) and incorporated herein by reference.

         (h) (1) Transfer Agency and Services Agreement dated June 14, 2002 between the Registrant and Forum Shareholder Services, LLC, filed as Exhibit (h)(1) to Post-Effective Amendment No.31 filed April 29, 2002 and incorportated herein by reference.
              (2) Consent  Agreement dated April 14, 2008 between Citigroup Fund
                  Services,  LLC (formerly known as Forum Shareholder  Services,
                  LLC) and The Wright Managed Income Trust. Filed herewith as Exhibit (h)(2).
              (3) Expense  Limitation  Agreement by and among Wright Investors'
                  Service, Inc., Wright Investors' Service Distributors, Inc. and The Wright Managed Income Trust dated April 30, 2009. Filed herewith as Exhibit(h)(3).
              (4) Service  Plan  dated May 1, 1997  filed as  Exhibit (9)(c) to
                  Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (i)  (1) Opinion of Counsel  dated  April 7, 1998 filed as Exhibit
                 (10) to  Post-Effective  Amendment  No. 23 and incorporated herein by reference.
              (2) Consent of Counsel filed herewith as Exhibit (i)(2).

         (j) Consent of Independent Registered Public Accounting Firm, filed herewith as Exhibit (j).

         (k)  Not Applicable

         (l)  Not Applicable

         (m) Standard Shares Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated May 1, 1997 filed as Exhibit
              (15)(c) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (n) Rule 18f-3 Plan dated May 1, 1997 for Standard and Institutional Shares filed as Exhibit (18) to Post-Effective Amendment No. 22 filed April 29, 1997 and incorporated herein by reference.

         (o)  Not Applicable

         (p) (1) Wright Investors' Service, Inc. Code of Ethics and Policy Statement on Insider Trading filed as Exhibit (p)(1) to Post-Effective Amendment No. 34 on April 29, 2005 and incorporated herein by reference.
              (2) Code of Ethics of Wright Investors' Service Distributors, Inc.
                  filed as Exhibit (p)(2) to Post-Effective Amendment No. 36 on April 27, 2006 and incorporated herein by reference.
              (3) Code of Ethics of The Wright Managed Income Trust and The
                  Wright Managed Equity Trust filed as Exhibit(p)(2) to
                  Post-Effective Amendment No. 34 on April 29, 2005 and incorporated herein by reference.

        (q) Power of Attorney dated March 14, 2006 filed as Exhibit (q) to Post-Effective Amendment No. 36 on April 27, 2006 and incorporated herein by reference.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not Applicable

ITEM 25.  INDEMNIFICATION

The Registrant's Amended and Restated By-Laws filed as Exhibit(2) to Post Effective Amendment No. 22 contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the information set forth under the captions "Management and Organization" and "Investment Advisory and Administrative Services" in the Statement of Additional Information, which information is incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITER

(a) Wright Investors' Service Distributors, Inc. (a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

                         The Wright Managed Equity Trust
                         The Wright Managed Income Trust

     (b)             (1)                                     (2)                                       (3)
           Name and Principal                      Positions and Officers                     Positions and Offices
           Business Address                      with Principal Underwriter                      with Registrant
---------------------------------------------------------------------------------------------------------------------------

           A. M. Moody, III*                 President, Chief Compliance Officer           Vice President and Trustee
                                                         & Director

           Eugene J. Helm*                   Vice President, Chief Financial Officer,                None
                                              Secretary, Treasurer & Director

           Peter M. Donovan*                              Director                            President and Trustee

---------------------------------------------------------------------------------------------------------------------------
                                 * Address is 440 Wheelers Farms Road,  Milford, CT 06461.

(c)  Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, State Street Bank and Trust Company, 200 Clarendon Street, Boston, MA 02116, and its transfer agent, Atlantic Fund Administration, LLC, P.O. Box 588, Portland, ME 04112, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, Two International Place, Boston, MA 02110 or of the investment adviser, Wright Investors' Service, Inc., 440 Wheelers Farms Road, Milford, CT 06461. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.

ITEM 29.  MANAGEMENT SERVICES

Not Applicable

ITEM 30.  UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milford, and the State of Connecticut on the 28th day of April, 2009.

                                             THE WRIGHT MANAGED INCOME TRUST

                                            By:    /s/ Peter M. Donovan
                                               ------------------------------
                                                  Peter M. Donovan, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated and on the 28th day of April, 2009.

SIGNATURE                                                   TITLE
-------------------------------------------------------------------------------


/s/ Peter M. Donovan                                President, Principal
--------------------                            Executive Officer & Trustee
Peter M. Donovan

Barbara E. Campbell*                                Treasurer, Principal
--------------------                           Financial and Accounting Officer
Barbara E. Campbell

James J. Clarke*                                          Trustee
-----------------
James J. Clarke

Dorcas R. Hardy*                                          Trustee
-----------------
Dorcas R. Hardy

A. M. Moody III                                           Trustee
-----------------
A. M. Moody III

Richard E. Taber*                                         Trustee
-----------------
Richard E. Taber


* By /s/ Peter M. Donovan
--------------------------
Peter M. Donovan
Attorney-in-Fact

                                  EXHIBIT INDEX

     The following Exhibits are filed as part of this Amendment to the Registration Statement pursuant to Rule 483 of Regulation C.

Exhibit No.           Description

------------------------------------------------------------------------------


   (d)(6) Corrected Schedule B to Amendment dated December 20, 2002 to Amended and Restated Administration Agreement dated February 1,1998.

   (h)(2) Consent Agreement dated April 14, 2008 between Citigroup Fund Services, LLC (formerly known as Forum Shareholder Services,
                  LLC) and The Wright Managed Income Trust.

      (3) Expense Limitation Agreement by and among Wright Investors' Service, Inc., Wright Investors' Service Distributors, Inc. and The Wright Managed Income Trust dated April 30, 2009.


   (i)(2)         Consent of Counsel

   (j)            Consent of Independent Registered Public Accounting Firm

-------------------------------------------------------------------------------